                                                                Exhibit 17(g)(i)

                                  IVY FUNDS

                                    [PHOTO]

Ivy Fund is a registered open-end investment company consisting of sixteen separate portfolios (the "Funds"). This prospectus relates to the fifteen funds listed below. Investments in the Funds are not deposits of any bank and are not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS                                                        APRIL 30, 2002

IVY CUNDILL GLOBAL VALUE FUND

IVY DEVELOPING MARKETS FUND

IVY EUROPEAN OPPORTUNITIES FUND

IVY GLOBAL FUND

IVY GLOBAL NATURAL RESOURCES FUND

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

IVY INTERNATIONAL FUND

IVY INTERNATIONAL SMALL COMPANIES FUND

IVY INTERNATIONAL VALUE FUND

IVY PACIFIC OPPORTUNITIES FUND

IVY GROWTH FUND

IVY US BLUE CHIP FUND

IVY US EMERGING GROWTH FUND

IVY BOND FUND

IVY MONEY MARKET FUND

                              [IVY LOGO] IVY FUNDS(R)
                              Embracing the world

BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Keith J. Carlson
Stanley Channick
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
Beverly J. Yanowitch, Treasurer

LEGAL COUNSEL

Dechert
Boston, Massachusetts

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT

PFPC, Inc.
P.O. Box 9770
Providence, RI 02940

AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR

Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111

INVESTMENT MANAGER

Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111
www.ivyfunds.com
E-mail; acctinfo@ivyfunds.com

                                                                      TABLE OF
                                                                      CONTENTS

          WORLDWIDE FUNDS

          DOMESTIC FUNDS

          FIXED INCOME FUNDS

IVY CUNDILL GLOBAL VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth. Any income realized will be incidental.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock)
throughout the world, including emerging market countries, that the Fund's management team believes are trading below their estimated "intrinsic value."

"Intrinsic value" is the perceived realizable market value, determined through the management team's analysis of the companies' financial statements (and includes factors such as earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value). Up to 15% of the Fund's net assets may be invested in illiquid securities.

To control its exposure to certain risks, the Fund might use certain derivative investment techniques (such as foreign currency exchange transactions and forward foreign currency contracts).

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

ILLIQUID SECURITY RISK - The Fund may not be able to readily dispose of illiquid securities promptly at an acceptable price.

DERIVATIVES RISK - The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by comparing the Fund's performance for the first full calendar year since its commencement on April 17, 2000 with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN FOR ADVISOR
CLASS SHARES**
for the year ending December 31

[BAR GRAPH]

   -2.13%      BEST QUARTER        5.19%
                        2nd Quarter,2001
               WORST QUARTER     -10.54%
   2001                 3rd Quarter,2001

(**)Any applicable account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Advisor Class because variations in their respective expense structures.

-------------------------------------------------------------------------------
 (*)You should consult with your financial advisor before deciding whether the
    Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                                     WORLDWIDE FUNDS (continued)

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31,2001

------------------------------------------------------------------
                               ADVISOR                  MSCI
                               CLASS(2)          WORLD INDEX(2)(*)
------------------------------------------------------------------

1 YEAR

RETURN BEFORE TAXES             -2.13%               -16.82%

RETURN AFTER TAXES
ON DISTRIBUTIONS                -8.88%

RETURN AFTER TAXES
ON DISTRIBUTIONS
AND SALE OF FUND SHARES         -6.86%

SINCE INCEPTION

RETURN BEFORE TAXES              1.42%               -15.31%

RETURN AFTER TAXES
ON DISTRIBUTIONS                -3.54%

RETURN AFTER TAXES
ON DISTRIBUTIONS
AND SALE OF FUND SHARES         -3.00%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. Since no other classes were outstanding for the entire year, after-tax returns are presented for Advisor Class shares and after-tax returns for other classes will vary.

(*)Reflects no deduction for fees, expenses or taxes.
(1)Performance figures reflect any applicable sales charges.
(2)The inception date for the Fund's Advisor Class shares was April 17, 2000.
The Fund has no outstanding Class I shares. Class A, B and C shares commenced operations on September 4, 2001, September 26, 2001 and October
19, 2001, respectively. Index performance is calculated from April 19, 2000.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                                  CLASS A      CLASS B    CLASS C     CLASS I      ADVISOR
------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)          5.75%        NONE       NONE        NONE         NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                     NONE(1)      5.00%      1.00%       NONE         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS      NONE         NONE       NONE        NONE         NONE

REDEMPTION/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                   2.00%        NONE       NONE        NONE         NONE

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets(3)

                                   CLASS A      CLASS B     CLASS C    CLASS I    ADVISOR
-----------------------------------------------------------------------------------------

MANAGEMENT FEES                     1.00%        1.00%       1.00%       1.00%      1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                0.25%        1.00%       1.00%       NONE       NONE

OTHER EXPENSES                      9.85%        9.85%       9.85%       9.21%      9.30%

TOTAL ANNUAL FUND
OPERATING EXPENSES                 11.10%       11.85%      11.85%      10.21%     10.30%

EXPENSES REIMBURSED(4)              8.90%        8.90%       8.90%       8.90%      8.90%

NET FUND
OPERATING EXPENSES                  2.20%        2.95%       2.95%       1.31%      1.40%

(1)A contingent deferred sales charge ("CDSC") of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a
   $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/
   exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Advisor Class. Class A, B and C shares commenced operations on September 4, 2001, September 26,2001 and October
   19, 2001, respectively. The expense information shown above has been restated
   to reflect current fees.
(4)The Fund's Investment Manager has contractually agreed to reimburse the
   Fund's expenses for the current fiscal year ending December 31,2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

--------------------------------------------------------------------------------

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                            (no redemption)               (no redemption)
YEAR               CLASS A       CLASS B        CLASS B        CLASS C        CLASS C         CLASS I        ADVISOR

1ST                $  785         $  798         $  298         $  398         $  298         $  133         $  143
3RD                 1,330          1,323          1,023          1,023          1,023            531            559
5TH                 1,900          1,970          1,770          1,770          1,770            955          1,001
10TH                3,440          3,570          3,570          3,738          3,738          2,135          2,230

IVY DEVELOPING MARKETS FUND

INVESTMENT OBJECTIVE

The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies that are located in, or are expected to profit from, countries whose markets are generally viewed as "developing" or "emerging" by the World Bank and the International Finance Corporation, or classified as "emerging" by the United
Nations.

For these purposes, a company "located in" or "expected to profit" from emerging market countries is one:

- whose securities are principally trading in one or more emerging market countries,
- that derives at least 50% of its total revenue from goods, sales or services in one or more emerging market countries, or
- that is organized under the laws of (and has a principal office in) an emerging market country.

The Fund may invest more than 25% of its assets in a single country, but usually will hold securities from at least three emerging market countries in its portfolio.

The Fund's management team uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of over-valued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking long-term growth potential in the developing nations sector, but who can accept potentially dramatic fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

(*)You should consult with your financial advisor before deciding whether the
Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                                     WORLDWIDE FUNDS (continued)

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)
for the years ending December 31

[BAR GRAPH]

                             46.70%
      11.83%                                           BEST QUARTER       35.74%
6.40%        -27.42% -11.67%        -23.79%  -04.50%            2nd Quarter,1999
                                                       WORST QUARTER     -27.28%
1995  1996    1997    1998    1999    2000    2001              4th Quarter,1997

(**) Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the
     Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31,2001

--------------------------------------------------------------------------------------
                                                                              MSCI
                                                                            EMERGING
                                                               ADVISOR    MARKETS FREE
                          CLASS A(2)   CLASS B(2)  CLASS C(3)  CLASS(4)    INDEX(2)(*)
--------------------------------------------------------------------------------------

1 YEAR

RETURN BEFORE TAXES        -10.00%      -10.71%      -6.92%     -5.07%      -2.37%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -9.74%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -8.57%

5 YEARS

RETURN BEFORE TAXES         -8.39%      -8.53%       -8.13%       N/A       -5.74%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -8.58%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -6.86%

SINCE INCEPTION

RETURN BEFORE TAXES         -5.55%      -5.60%       -6.92%      -3.87%     -5.79%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -5.74%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -4.49%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

(*)Reflects no deduction for fees, expenses or taxes.
(1)Performance figures reflect any applicable sales charges.
(2)The inception date for the Fund's Class A and Class B shares was November 1,
1994. Index performance is calculated from October 31,1994.
(3)The inception date for the Fund's Class C shares was April 30,1996.
(4)The inception date for Advisor Class shares was April 30,1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                                   CLASS A       CLASS B       CLASS C       ADVISOR
------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)           5.75%         NONE          NONE          NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                      NONE(1)       5.00%         1.00%         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS       NONE          NONE          NONE          NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                    2.00%         2.00%         2.00%         2.00%

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                             CLASS A       CLASS B       CLASS C       ADVISOR
------------------------------------------------------------------------------

MANAGEMENT FEES              1.00%         1.00%         1.00%         1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES         0.25%         1.00%         1.00%         NONE

OTHER EXPENSES               3.10%         3.12%         3.17%         3.00%

TOTAL ANNUAL FUND
OPERATING EXPENSES           4.35%         5.12%         5.17%         4.00%

EXPENSES REIMBURSED(3)       2.16%         2.16%         2.16%         2.16%

NET FUND
OPERATING EXPENSES           2.19%         2.96%         3.01%         1.84%

(1)A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a
   $10 wire fee will be charged to your account. Following an exchange into the
   Fund, shares redeemed (or exchanged) within 30 days of purchase are subject to a 2.00% redemption fee. This fee also applies to Class A shares purchased without a sales charge.
(3)The Fund's Investment Manager has contractually agreed to reimburse the
   Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

--------------------------------------------------------------------------------

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                       (no redemption)                     (no redemption)
YEAR               CLASS A        CLASS B       CLASS B         CLASS C       CLASS C         ADVISOR
-----------------------------------------------------------------------------------------------------

1ST                $  784         $  799         $  299         $  404         $  304         $  187
3RD                 1,327          1,326          1,026          1,041          1,041            693
5TH                 1,895          1,975          1,775          1,799          1,799          1,226
10TH                3,431          3,575          3,575          3,791          3,791          2,684

IVY EUROPEAN OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth by investing in the securities markets of Europe.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of European companies, which may include:

-        large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings);

-        small-capitalization companies in the more developed markets of Europe;
         and

-        companies operating in Europe's emerging markets.

The Fund may also invest in European debt securities, up to 20% of which may be low-rated (commonly referred to as "high yield" or "junk" bonds). These securities typically are rated Ba or below by Moody's or BB or below by S&P (or are judged by the Fund's manager to be of comparable quality).

The Fund's manager uses a "bottom-up" investment approach, focusing on prospects for long-term earnings growth.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK: Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

SMALL AND MEDIUM SIZED COMPANY RISK - Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.

IPO RISK - Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

INTEREST RATE AND MATURITY RISK - The Fund's debt security investments are susceptible to decline in a rising interest rate environment. The risk is more acute for debt securities with longer maturities.

CREDIT RISK - The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Certain of the Fund's debt security holdings may be considered below investment grade (commonly referred to as "high yield" or "junk" bonds). Low-rated debt securities are considered speculative and could weaken the Fund's returns if the issuer defaults on its payment obligations.

EURO CONVERSION RISK - On January 1, 2002, euro notes and coins - the official currency of 12 of the 15 members of the European Union - officially entered circulation. The Fund could be affected by certain euro-related issues such as accounting differences, calculation problems and consumer confusion. In addition, certain European Union members, including the United Kingdom, did not officially implement the euro and may cause market disruptions when and if they do decide to do so. Should this occur, the Fund could experience investment losses.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare

*        You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                                     WORLDWIDE FUNDS (continued)

with those of a broad measure of market performance. The Fund's past performance
(before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES**

for the years ending December 31

[BAR GRAPH]

4.51%            BEST QUARTER                    59.30%
       -20.67%                        4th Quarter, 1999
                 WORST QUARTER                  -16.96%
2000     2001                         3rd Quarter, 2001

**       Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the
         Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)

For the periods ending December 31, 2001

                                                                                            ADVISOR           MSCI
                             CLASS A(2)      CLASS B(3)      CLASS C(4)      CLASS I(5)      CLASS(6)       EUROPE(2)*
                             ----------      ----------      ----------      ----------      --------       -----------

1 YEAR

RETURN BEFORE TAXES           -25.22%         -25.28%         -22.12%         -20.46%        -20.44%          19.90%

RETURN AFTER TAXES
ON DISTRIBUTIONS              -25.30%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          -11.16%

SINCE INCEPTION

RETURN BEFORE TAXES           40.40%          42.05%          10.41%        -28.07%          43.97%          -6.19%

RETURN AFTER TAXES
ON DISTRIBUTIONS              39.68%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           33.03%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

*        Reflects no deduction for fees, expenses or taxes.

(1)      Performance figures reflect any applicable sales charges.

(2)      The inception date for the Fund's Class A shares was May 4, 1999
         (performance is calculated based on the date the Fund first became available for sale to the public, May 5, 1999.) Index performance is calculated from April 30, 1999.

(3)      The inception date for the Fund's Class B shares was May 24, 1999.

(4)      The inception date for the Fund's Class C shares was October 24, 1999.

(5)      The inception date for the Fund's Class I shares was March 16, 2000.

(6)      The inception date for the Fund's Advisor Class shares was May 3, 1999.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment

                                   CLASS A      CLASS B    CLASS C     CLASS I      ADVISOR
                                  -------      -------    -------     -------      -------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)         5.75%        NONE        NONE        NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                    NONE(1)      5.00%       1.00%       NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS     NONE         NONE        NONE        NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                  2.00%        NONE        NONE        NONE        NONE

ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets(5)

                                 CLASS A      CLASS B    CLASS C     CLASS I      ADVISOR
                                 -------      -------    -------     -------      -------

MANAGEMENT FEES(3)                1.00%        1.00%       1.00%       1.00%       1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES              0.25%        1.00%       1.00%       NONE        NONE

OTHER EXPENSES                    0.92%        0.91%       0.93%       0.73%       0.74%

TOTAL ANNUAL FUND
OPERATING EXPENSES(4)             2.17%        2.91%       2.93%       1.73%       1.74%

(1)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

(2)      If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00%
         redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

(3)      Management fees are reduced to 0.85% for net assets over $250 million, and reduced to 0.75% on net assets over $500 million.

(4)      The Fund's Investment Manager has contractually agreed to waive1 2% of the 1.00% fee that it is entitled to receive from the Fund for the one year period from November 1, 2001 through October 31, 2002, which is not reflected in the table above.

(5)      The expense information shown above has been restated to reflect current fees.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                       (NO REDEMPTION)             (NO REDEMPTION)
YEAR           CLASS A       CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR
----           -------       -------   ---------------   -------   ---------------   -------       -------

1ST           $   782       $   794       $   294       $   396       $   296       $   176       $   177
3RD             1,215         1,201           901           907           907           545           548
5TH             1,672         1,733         1,533         1,543         1,543           939           944
10TH            2,934         3,058         3,058         3,252         3,252         2,041         2,052

IVY GLOBAL FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth. Any income realized will be incidental.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies in at least three different countries, including the United States.

The Fund might engage in foreign currency exchange transactions and forward foreign currency contracts to control its exposure to certain risks.

The Fund's management team uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. The Fund is expected to have some emerging markets exposure in an attempt to achieve higher returns over the long term.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulation of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks:
securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

DERIVATIVES RISK - The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*        You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                                     WORLDWIDE FUNDS (continued)

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)

for the years ending December 31

                    [BAR GRAPH]

      29.63%                                   26.51%
                            16.21%
                                                                            BEST QUARTER                      24.15%
                     12.08%              8.59%                                                     4th Quarter, 1998
2.74%         -4.60%              -8.72%               -13.91% -18.06%      WORST QUARTER                    -20.47%
                                                                                                   3rd Quarter, 1997
1992  1993    1994   1995   1996   1997  1998   1999    2000    2001

**       Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the
         Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)

For the periods ending December 31, 2001

                                                                                     MSCI
                                                                          ADVISOR    WORLD
                                   CLASS A(2)  CLASS B(3)  CLASS C(4)   CLASS(5)   INDEX(2)*
                                   ----------  ----------  ----------   --------   ---------

1 YEAR

RETURN BEFORE TAXES                -22.41%      -22.89%     -19.74%     -17.99%     -16.82%

RETURN AFTER TAXES
ON DISTRIBUTIONS                   -22.41%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                -15.27%

5 YEARS

RETURN BEFORE TAXES                -3.57%       -3.63%      -3.49%       N/A        5.37%

RETURN AFTER TAXES
ON DISTRIBUTIONS                   -4.70%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                -2.41%

10 YEARS

RETURN BEFORE TAXES                3.27%         N/A         N/A         N/A        8.06%

RETURN AFTER TAXES
ON DISTRIBUTIONS                   1.80%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                2.35%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

*        Reflects no deduction for fees, expenses or taxes.

(1)      Performance figures reflect any applicable sales charges.

(2)      The inception date for the Fund's Class A shares was April 18, 1991.
         Index performance is calculated from April 30,1991.

(3)      The inception date for the Fund's Class B shares was April 1, 1994.

(4)      The inception date for the Fund's Class C shares was April 30, 1996.

(5)      The inception date for the Fund's Advisor Class shares was April
         30, 1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment

                                     CLASS A        CLASS B      CLASS C       ADVISOR
                                     -------        -------      -------       -------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)           5.75%          NONE          NONE          NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                      NONE(1)        5.00%         1.00%         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS       NONE           NONE          NONE          NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                    2.00%          NONE          NONE          NONE

ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets

                                     CLASS A        CLASS B        CLASS C       ADVISOR
                                     -------        -------        -------       -------

MANAGEMENT FEES(3)                   1.00%          1.00%          1.00%          1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                 0.25%          1.00%          1.00%          NONE

OTHER EXPENSES                       2.96%          3.12%          3.27%          3.09%

TOTAL ANNUAL FUND
OPERATING EXPENSES                   4.21%          5.12%          5.27%          4.09%

EXPENSES REIMBURSED(4)               2.07%          2.07%          2.07%          2.07%

NET FUND
OPERATING EXPENSES                   2.14%          3.05%          3.20%          2.02%

(1)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

(2)      If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00%
         redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

(3)      Management fees are reduced to 0.75% for net assets over $500 million.

(4)      The Fund's Investment Manager has contractually agreed to reimburse the
         Fund's expenses for the current fiscal year ending December 31, 2002,to the extent necessary to ensure that the Fund's Annual Fund Operating
         Expenses, when calculated at the Fund level, do not exceed 1.95% of the
         Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed
         2.50% of the Fund's average net assets.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                       (NO REDEMPTION)               (NO REDEMPTION)
YEAR         CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
----         -------        -------    ---------------    -------    ---------------    -------

1ST          $   780        $   808        $   308        $   423        $   323        $   205
3RD            1,313          1,352          1,052          1,096          1,096            747
5TH            1,872          2,018          1,818          1,888          1,888          1,316
10TH           3,385          3,625          3,625          3,958          3,958          2,864

IVY GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth. Any income realized will be incidental.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:

-        precious metals (such as gold, silver and platnium);

-        ferrous and nonferrous metals (such as iron, aluminum, copper and steel);

-        strategic metals (such as uranium and titanium);

-        fossil fuels and chemicals;

-        forest products and agricultural commodities; and

-        undeveloped real property.

The Fund's manager uses an equity style that focuses on both growth and value.
Companies targeted for investment have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Fund may have some emerging markets exposure in an attempt to achieve higher returns over the long term.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

SMALL AND MEDIUM SIZED COMPANY RISK - Many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk.
Transaction costs of smaller-company stocks may also be higher than those of larger companies.

INDUSTRY CONCENTRATION RISK - Since the Fund can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Fund could experience wider fluctuations in value than funds with more diversified portfolios.

NATURAL RESOURCE AND PHYSICAL COMMODITY RISK - Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time, storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings.

WHO SHOULD INVEST*

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The
Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*        You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                                     WORLDWIDE FUNDS (continued)

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)

for the years ending December 31

[BAR GRAPH]

              40.98%
                             15.40%    BEST QUARTER                       24.19%
6.95%                 9.86%                                    4th Quarter, 2001
      -29.35%                          WORST QUARTER                     -23.28%
                                                               4th Quarter, 1997
1997   1998    1999   2000   2001

**       Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the
         Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)

For the periods ending December 31, 2001

                                                                                         MSCI
                                                                                      COMMODITY
                                                                         ADVISOR        RELATED
                                  CLASS A(2)   CLASS B(2)   CLASS C(2)   CLASS(3)      INDEX(2)*
                                 ----------   ----------   ----------   --------      ---------

1 YEAR

RETURN BEFORE TAXES                8.76%        9.73%        13.61%       15.71%       -1.50%

RETURN AFTER TAXES
ON DISTRIBUTIONS                   8.24%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                3.10%

SINCE INCEPTION

RETURN BEFORE TAXES                4.95%        5.04%        5.16%        19.32%       2.91%

RETURN AFTER TAXES
ON DISTRIBUTIONS                   3.76%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                3.31%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

*        Reflects no deduction for fees, expenses or taxes.

(1)      Performance figures reflect any applicable sales charges.

(2)      The inception date for the Fund's Class A, Class B and Class C shares was January 1, 1997. Index performance is calculated from December 31,
         1996. (3)The inception date for the Fund's Advisor Class shares was
         April 8, 1999.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment

                                     CLASS A        CLASS B       CLASS C       ADVISOR
                                     -------        -------       -------       -------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)           5.75%          NONE          NONE          NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                      NONE(1)        5.00%         1.00%         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS       NONE           NONE          NONE          NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                    2.00%          NONE          NONE          NONE

ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets

                                   CLASS A        CLASS B        CLASS C        ADVISOR
                                   -------        -------        -------        -------

MANAGEMENT FEES                      1.00%          1.00%          1.00%          1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                 0.25%          1.00%          1.00%          NONE

OTHER EXPENSES                       2.46%          2.33%          2.32%          2.24%

TOTAL ANNUAL FUND
OPERATING EXPENSES                   3.71%          4.33%          4.32%          3.24%

EXPENSES REIMBURSED(3)               1.46%          1.46%          1.46%          1.46%

NET FUND
OPERATING EXPENSES                   2.25%          2.87%          2.86%          1.78%

(1)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

(2)      If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00%
         redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

(3)      The Fund's Investment Manager has contractually agreed to reimburse the
         Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating
         Expenses, when calculated at the Fund level, do not exceed 1.95% of the
         Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed
         2.50% of the Fund's average net assets.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                        (NO REDEMPTION)               (NO REDEMPTION)
YEAR          CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
----         -------        -------    ---------------    -------    ---------------    -------

1ST          $   790        $   790        $   290        $   389        $   289        $   181
3RD            1,344          1,300          1,000            997            997            675
5TH            1,923          1,932          1,732          1,727          1,727          1,195
10TH           3,486          3,527          3,527          3,657          3,657          2,624

                                       10

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth. Any income realized will be incidental.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies throughout the world that are expected to profit from the development, advancement and use of science and technology.

The Fund intends to invest its assets in at least three different countries, but may at any given time have a substantial portion of its assets invested in the
United States. Industries that are likely to be represented in the Fund's portfolio holdings include:

-        Internet;

-        telecommunications and networking equipment;

-        semiconductors and semiconductor equipment;

-        software;

-        computers and peripherals;

-        electronic manufacturing services; and

-        telecommunications and information services.

The Fund's management team believes that technology is a fertile growth area, and actively seeks to position the Fund to benefit from this growth by investing in companies of any size that may deliver rapid earnings growth and potentially high investment returns, which may include and purchase of stock in companies engaged in initial public offerings.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs;
fluctuations in foreign currency exchange rates and related conversion costs;
adverse tax consequences; and settlement delays.

SMALL AND MEDIUM SIZED COMPANY RISK- Many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk.
Transaction cost of smaller-company stocks may also be higher than those of larger companies.

IPO RISK - Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

INDUSTRY CONCENTRATION RISK - Since the Fund focuses its investments in securities of companies principally engaged in the science and technology industries, the Fund could experience wider fluctuations in value than funds with more diversified portfolios. For example, rapid advances in these industries tend to cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares.
Companies in a number of science and technology industries are also subject to government regulations and approval processes that may affect their overall profitability and cause their stock prices to be more volatile.

WHO SHOULD INVEST*

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*        You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                       11

                                                     WORLDWIDE FUNDS (continued)

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)
for the years ending December 31

[BAR GRAPH]

                 122.56%                     BEST QUARTER       65.43%
        35.26%                                       4th Quarter, 1999
6.53%                     -42.99%  -51.65%   WORST QUARTER     -44.97%
                                                     1st Quarter, 2001
1997     1998     1999     2000      2001

**Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001

-------------------------------------------------------------------------------------------------
                                                                                       RUSSELL
                                                                                         3000
                                                                           ADVISOR       TECH.
                          CLASS A(2)  CLASS B(2)  CLASS C(2)  CLASS I(3)  CLASS(4)    INDEX(2)(*)
-------------------------------------------------------------------------------------------------

1 YEAR

RETURN BEFORE TAXES        -54.43%     -54.41%     -52.54%      N/A      -51.56%      -29.31%

RETURN AFTER TAXES
ON DISTRIBUTION
                           -54.43%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          1.17%

5 YEARS

RETURN BEFORE TAXES         -3.59%     -3.58%       -3.16%      N/A         N/A        10.69%

RETURN AFTER TAXES ON
ON DISTRIBUTION             -3.91%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -1.95%

SINCE INCEPTION

RETURN BEFORE TAXES          5.93%      6.22%        6.43%      N/A       -8.45%       14.92%

RETURN AFTER TAXES           5.60%
ON DISTRIBUTION

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          5.25%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

(*)Reflects no deduction for fees, expenses or taxes.
(1)Performance figures reflect any applicable sales charges.
(2)The inception date for the Fund's Class A, Class B and Class C shares was
   July 22, 1996. Index performance is calculated from July 30, 1996.
(3)The Fund has had no outstanding Class I shares.
(4)The inception date for the Fund's Advisor Class shares was April 15, 1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                                   CLASS A     CLASS B     CLASS C      CLASS I     ADVISOR
-------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)           5.75%       NONE        NONE         NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                      NONE(1)     5.00%       1.00%        NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS       NONE        NONE        NONE         NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                    2.00%       NONE        NONE         NONE        NONE

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                                   CLASS A     CLASS B     CLASS C      CLASS I(3)   ADVISOR
--------------------------------------------------------------------------------------------

MANAGEMENT FEES                      1.00%      1.00%        1.00%        1.00%       1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                 0.25%      1.00%        1.00%        NONE        NONE

OTHER EXPENSES                       1.21%      1.22%        1.24%        1.12%       1.27%

TOTAL ANNUAL FUND
OPERATING EXPENSES                   2.46%      3.22%        3.24%        2.12%       2.27%

EXPENSES REIMBURSED(4)               0.26%      0.26%        0.26%        0.26%       0.26%

NET FUND
OPERATING EXPENSES                   2.20%      2.96%        2.98%        1.86%       2.01%

(1)A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a
   $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/
   exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Class A shares.
(4)The Fund's Investment Manager has contractually agreed to reimburse the
   Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.95% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                     (no redemption)              (no redemption)
YEAR             CLASS A        CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR

1ST               $  785        $  799        $  299        $  401        $  301        $  189        $  204
3RD                1,274         1,268           968           974           974           639           684
5TH                1,788         1,861         1,661         1,670         1,670         1,115         1,191
10TH               3,192         3,330         3,330         3,522         3,522         2,431         2,585

                                       12

IVY INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The Fund's principal investment objective is long-term capital growth.
Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities
(including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

To enhance potential return, the Fund my invest in countries with new or comparatively undeveloped economies.

The Fund's manager uses an investment approach that focuses on:

- analyzing a company's financial statements;
- taking advantage of overvalued or undervalued markets; and
- building a portfolio that is diversified by both region and sector.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs;
fluctuations in foreign currency exchange rates and related conversion costs;
adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)
for the years ending December 31

[BAR GRAPH]

       48.37%
                                                       21.05%                     BEST QUARTER         16.41%
                               19.72%                                                       4th Quarter, 1998
                       12.65%          10.38%                                     WORST QUARTER       -17.10%
                3.92%                           7.34%                                       3rd Quarter, 2001
0.07%                                                         -17.26% -21.03%

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001

**Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

---------------
*You should consult with your financial advisor before deciding whether the
Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                       13

\
                                                     WORLDWIDE FUNDS (continued)

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001

------------------------------------------------------------------------------------------------------------------
                                                                                                         MSCI
                                                                                       ADVISOR           EAFE
                         CLASS A(2)       CLASS B(3)     CLASS C(4)     CLASS I(5)     CLASS(6)       INDEX(2)(*)
-------------------------------------------------------------------------------------------------------------------

1 YEAR

RETURN BEFORE TAXES        -25.57%         -25.79%        -22.62%        -20.87%        -21.26%        -21.44%

RETURN AFTER TAXES
ON DISTRIBUTION            -25.40%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -6.08%

5 YEARS

RETURN BEFORE TAXES         -2.45%          -2.53%         -2.12%         -0.91%         N/A            0.89%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -4.08%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -4.35%

10 YEARS

RETURN BEFORE TAXES          6.27%           N/A            N/A            N/A            N/A            4.46%

RETURN AFTER TAXES
ON DISTRIBUTION              4.92%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          8.52%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

(*) Reflects no deduction for fees, expenses or taxes.
(1) Performance figures reflect any applicable sales charges.
(2) The inception date for the Fund's Class A shares was April 30, 1986. Index performance is calculated from April 30, 1986.
(3) The inception date for the Fund's Class B shares was October 22, 1993.
(4) The inception date for the Fund's Class C shares was April 30, 1996.
(5) The inception date for the Fund's Class I shares was October 6, 1994.
(6) The inception date for the Fund's Advisor Class shares was August 31, 2000.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                                     CLASS A     CLASS B     CLASS C      CLASS I    ADVISOR
--------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)            5.75%        NONE        NONE        NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                       NONE(1)      5.00%       1.00%       NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS        NONE         NONE        NONE        NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                     2.00%        NONE        NONE        NONE        NONE

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets(4)

                                     CLASS A     CLASS B     CLASS C      CLASS I    ADVISOR
--------------------------------------------------------------------------------------------

MANAGEMENT FEES(3)                    1.00%       1.00%        1.00%        1.00%      1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                  0.25%       1.00%        1.00%        NONE       NONE

OTHER EXPENSES                        0.35%       0.54%        0.54%        0.24%      0.35%

TOTAL ANNUAL FUND
OPERATING EXPENSES                    1.60%       2.54%        2.54%        1.24%      1.35%

(1)A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a
   $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/
   exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)Management fees are reduced to 0.90% for net assets over $2.0 billion, reduced to 0.80% for net assets over $2.5 billion and reduced to 0.70% for net assets over $3.0 billion.
(4)The expense information shown above has been restated to reflect current fees.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                   (no redemption)             (no redemption)
YEAR        CLASS A       CLASS B       CLASS B       CLASS C       CLASS C      CLASS I        ADVISOR

1ST         $  728        $  757        $  257        $  357        $  257        $  126        $  137
3RD          1,051         1,091           791           791           791           393           428
5TH          1,396         1,550         1,350         1,350         1,350           681           739
10TH         2,366         2,645         2,645         2,875         2,875         1,500         1,624

                                       14

IVY INTERNATIONAL SMALL COMPANIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth. Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign issuers having total market capitalization of less than $2 billion at the time of initial purchase.

To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies. The Fund may also purchase stock in companies engaged in initial public offerings.

The Fund might also engage in foreign currency exchange transactions and forward foreign currency contracts to control its exposure to certain risks.

The Fund is managed by a team that focuses on both value and growth factors.
Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

SMALL COMPANY RISK - Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.

IPO RISK - Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

DERIVATIVES RISK - The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------
(*) You should consult with your financial advisor before deciding whether the
    Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                       15

                                                     WORLDWIDE FUNDS (continued)

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)
for the years ending December 31

[BAR GRAPH]

                  39.45%                              BEST QUARTER        26.58%
                                                               4th Quarter, 1999
          5.24%             4.94%                     WORST QUARTER      -22.43%
-12.52%                            -35.65%                     3rd Quarter, 2001

 1997     1998     1999     2000     2001

(**)Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of
    Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001

-----------------------------------------------------------------------------------------------------------------
                                                                                                       SSB EMI
                                                                                                        WORLD
                                                                                      ADVISOR           EX-US
                            CLASS A(2)     CLASS B(2)     CLASS C(2)      CLASS I(3)  CLASS(4)       INDEX(2)(*)
-----------------------------------------------------------------------------------------------------------------

1 YEAR

RETURN BEFORE TAXES          -39.36%        -39.28%        -36.76%           N/A      -35.44%        -15.64%

RETURN AFTER TAXES
ON DISTRIBUTION              -39.27%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          -21.52%

SINCE INCEPTION

RETURN BEFORE TAXES           -3.97%         -3.93%         -3.50%           N/A        N/A           -1.03%

RETURN AFTER TAXES
ON DISTRIBUTION               -4.12%

RETURN AFTER TAXES ON
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           -3.22%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

(*)Reflects no deduction for fees, expenses or taxes.
(1)Performance figures reflect any applicable sales charges.
(2)The inception date for the Fund's Class A, Class B and Class C shares was
   January 1, 1997. Index performance is calculated from December 31, 1996.
(3)The Fund has had no outstanding Class I shares.
(4)The inception date for the Fund's Advisor Class shares was July 1, 1999.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                             CLASS A      CLASS B     CLASS C     CLASS I     ADVISOR
--------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)      5.75%        NONE        NONE        NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                 NONE(1)      5.00%       1.00%       NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS  NONE         NONE        NONE        NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)               2.00%        NONE        NONE        NONE        NONE

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                               CLASS A     CLASS B      CLASS C      CLASS I(3)   ADVISOR
------------------------------------------------------------------------------------------

MANAGEMENT FEES                 1.00%        1.00%        1.00%        1.00%        1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES            0.25%        1.00%        1.00%        NONE         NONE

OTHER EXPENSES                  1.90%        1.86%        1.87%        1.69%        1.78%

TOTAL ANNUAL FUND
OPERATING EXPENSES              3.15%        3.86%        3.87%        2.69%        2.78%

EXPENSES REIMBURSED(4)          0.91%        0.91%        0.91%        0.91%        0.91%

NET FUND
OPERATING EXPENSES              2.24%        2.95%        2.96%        1.78%        1.87%

(1)A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00%
   redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Class A shares.
(4)The Fund's Investment Manager has contractually agreed to reimburse the
   Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating
   Expenses, when calculated at the Fund level, do not exceed 1.95% of the
   Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed
   2.50% of the Fund's average net assets.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                   (no redemption)              (no redemption)
YEAR       CLASS A       CLASS B       CLASS B        CLASS C       CLASS C       CLASS I       ADVISOR

1ST         $  789        $  798        $  298        $  399        $  299        $  181        $  190
3RD          1,341         1,323         1,023         1,026         1,026           675           702
5TH          1,919         1,970         1,770         1,775         1,775         1,195         1,241
10TH         3,477         3,579         3,579         3,747         3,747         2,624         2,715

                                       16

IVY INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE

The Fund's principal investment objective is long-term capital growth.
Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock)
principally traded in European, Pacific Basin and Latin American markets.

To control its exposure to certain risks, the Fund might engage in foreign currency exchange transactions and forward foreign currency contracts.

The Fund's manager uses a disciplined value approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies). Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

DERIVATIVES RISK - The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.

WHO SHOULD INVEST*

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*        You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                       17

                                                     WORLDWIDE FUNDS (continued)

ANNUAL TOTAL RETURNS FOR CLASS A SHARES**

for the years ending December 31

                                  [BAR GRAPH]

        27.79%                         BEST QUARTER                       16.49%
6.63%                                                          4th Quarter, 1998
                 -7.25%  -17.17%       WORST QUARTER                     -18.29%
                                                               3rd Quarter, 1998
1998     1999     2000     2001

**       Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the
         Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)

For the periods ending December 31,2001

                                                                                                          MSCI
                                                                                           ADVISOR        EAFE
                              CLASS A(2)     CLASS B(2)     CLASS C(2)      CLASS I(3)     CLASS(4)      INDEX(2)*
                              ----------     ----------     ----------      ----------     --------      ---------

1 YEAR

RETURN BEFORE TAXES          -21.94%        -21.94%        -18.65%            N/A        -17.03%        -21.44%

RETURN AFTER TAXES
ON DISTRIBUTIONS             -21.79%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          -14.33%

SINCE INCEPTION

RETURN BEFORE TAXES           -2.60%         -2.53%         -2.11%            N/A         -0.25%           1.19%

RETURN AFTER TAXES
ON DISTRIBUTIONS              -2.62%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           -2.22%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

*        Reflects no deduction for fees, expenses or taxes.

(1)      Performance figures reflect any applicable sales charges.

(2)      The inception date for the Fund's Class A, Class B and Class C shares was May 13, 1997. Index performance is calculated from May 31, 1997.

(3)      The Fund has had no outstanding Class I shares.

(4)      The inception date for the Fund's Advisor Class shares was February
         23, 1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment

                                  CLASS A       CLASS B     CLASS C     CLASS I     ADVISOR
                                  -------       -------     -------     -------     -------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)         5.75%        NONE        NONE        NONE        NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                    NONE(1)      5.00%       1.00%       NONE        NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS     NONE         NONE        NONE        NONE        NONE

REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                  2.00%        NONE        NONE        NONE        NONE

ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets

                                  CLASS A      CLASS B      CLASS C    CLASS I(3)     ADVISOR
                                  -------      -------      -------    ----------     -------

MANAGEMENT FEES                    1.00%        1.00%        1.00%        1.00%        1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES               0.25%        1.00%        1.00%        NONE         NONE

OTHER EXPENSES                     0.90%        0.88%        0.89%        0.76%        0.85%

TOTAL ANNUAL FUND
OPERATING EXPENSES                 2.15%        2.88%        2.89%        1.76%        1.85%

EXPENSES REIMBURSED(4)             0.38%        0.38%        0.38%        0.38%        0.38%

NET FUND
OPERATING EXPENSES                 1.77%        2.50%        2.51%        1.38%        1.47%

(1)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

(2)      If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00%
         redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

(3)      The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Advisor Class shares.

(4)      The Fund's Investment Manager has contractually agreed to reimburse the
         Fund's expenses for the current fiscal year ending December 31,2002,to the extent necessary to ensure that the Fund's Annual Fund Operating
         Expenses, when calculated at the Fund level, do not exceed 1.50% of the
         Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed
         2.50% of the Fund's average net assets.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                      (NO REDEMPTION)             (NO REDEMPTION)
YEAR          CLASS A       CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR
----          -------       -------   ---------------   -------   ---------------   -------       -------

1ST           $   745       $   753       $   253       $   354       $   254       $   140       $   150
3RD             1,175         1,156           856           859           859           517           545
5TH             1,630         1,685         1,485         1,490         1,490           919           965
10TH            2,887         3,004         3,004         3,187         3,187         2,042         2,138

                                       18

IVY PACIFIC OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund's principal investment objective is long-term capital growth.
Consideration of current income is secondary to this principal objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the
Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region.
Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri
Lanka, Australia and India. Although it is permitted to invest in Japan, the
Fund does not currently anticipate doing so.

The Fund's management team uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulation of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks:
securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

REGIONAL RISK - Investing in the Pacific region involves special risks beyond those described above. For example, certain Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of the Fund's portfolio. The limited size of the markets for some Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity.

WHO SHOULD INVEST*

The Fund may be appropriate for investors seeking long-term growth potential in this sector of the world, but who can accept potentially dramatic fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*        You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                       19

                                                     WORLDWIDE FUNDS (continued)

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)

for the years ending December 31

                                  [BAR GRAPH]

                                            46.72%                     BEST QUARTER                  40.73%
                  20.50%                                                                  2nd Quarter, 1999
                                                                       WORST QUARTER                -30.21%
-24.88%   1.59%           -21.94%  -20.56%           -18.25%   -9.29%                     4th Quarter, 1997
 1994     1995     1996     1997     1998     1999     2000     2001

**       Any applicable sales charges and account fees are not reflected, and if
5        they were, the returns shown above would be lower. The returns for the
         Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

AVERAGE ANNUAL TOTAL RETURNS(1)

For the periods ending December 31, 2001

                                                                                               MSCI
                                                                                           ASIA PACIFIC
                                                                                ADVISOR      EX-JAPAN
                                      CLASS A(2)   CLASS B(2)    CLASS C(3)     CLASS(4)      INDEX(2)*
                                      ----------   ----------    ----------     --------    ------------

1 YEAR

RETURN BEFORE TAXES                    -14.50%      -14.84%        -11.15%         9.58%        -2.42%

RETURN AFTER TAXES
ON DISTRIBUTIONS                       -14.56%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                    -11.82%

5 YEARS

RETURN BEFORE TAXES                     -8.66%       -8.72%         -8.28%         N/A          -8.43%

RETURN AFTER TAXES
ON DISTRIBUTIONS                        -8.87%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                     -7.08%

SINCE INCEPTION

RETURN BEFORE TAXES                     -4.66%       -4.74%         -5.86%        -3.68%        -2.77%

RETURN AFTER TAXES
ON DISTRIBUTIONS                       -4.92%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                    -3.81%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

*        Reflects no deduction for fees, expenses or taxes.

(1)      Performance figures reflect any applicable sales charges.

(2)      The inception date for the Fund's Class A and Class B shares was
         October 22, 1993. Index performance is calculated from October 31,1993.

(3)      The inception date for the Fund's Class C shares was April 30,1996.

(4)      The inception date for Advisor Class shares was February 10,1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment

                                      CLASS A          CLASS B        CLASS C       ADVISOR
                                      -------          -------        -------       -------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)            5.75%             NONE           NONE           NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                       NONE(1)           5.00%          1.00%          NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS        NONE              NONE           NONE           NONE

REDEMPTION/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                     2.00%             2.00%          2.00%          2.00%

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                                  CLASS A        CLASS B        CLASS C        ADVISOR
                                  -------        -------        -------        -------

MANAGEMENT FEES                    1.00%          1.00%          1.00%          1.00%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES               0.25%          1.00%          1.00%          NONE

OTHER EXPENSES                     2.32%          2.31%          2.26%          2.39%

TOTAL ANNUAL FUND
OPERATING EXPENSES                 3.57%          4.31%          4.26%          3.39%

EXPENSES REIMBURSED(3)             1.36%          1.36%          1.36%          1.36%

NET FUND
OPERATING EXPENSES                 2.21%          2.95%          2.90%          2.03%

(1)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

(2)      If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Following an exchange into the Fund, shares redeemed (or exchanged) within one month are subject to a 2.00% redemption fee. This fee also applies to Class A shares purchased without a sales charge.

(3)      The Fund's Investment Manager has contractually agreed to reimburse the
         Fund's expenses for the current fiscal year ending December 31,2002,to the extent necessary to ensure that the Fund's Annual Fund Operating
         Expenses, when calculated at the Fund level, do not exceed 1.95% of the
         Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed
         2.50% of the Fund's average net assets.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                        (NO REDEMPTION)               (NO REDEMPTION)
YEAR          CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
----          -------        -------    ---------------    -------    ---------------    -------

1ST          $   786        $   798        $   298        $   393        $   293        $   206
3RD            1,333          1,323          1,023          1,008          1,008            750
5TH            1,905          1,970          1,770          1,746          1,746          1,321
10TH           3,449          3,573          3,573          3,693          3,693          2,874

                                       20

IVY GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth, with current income being a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities (including common stock, preferred stock and securities convertible into common stock) of US companies of any size.

The Fund's portfolio is divided into two segments, each of which is managed according to the investment style of its portfolio manager. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

SMALL AND MEDIUM SIZED COMPANY RISK - Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies.

WHO SHOULD INVEST*

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES**

for the years ending December 31

[BAR GRAPH]

                                                BEST QUARTER              22.79%
                                                               4th Quarter, 1999
                                                WORST QUARTER            -23.58%
                                                               3rd Quarter, 2001

                                                       31.87%
                       27.33%
                               17.22%
                                               14.05%
       12.29%                          11.69%
5.21%
               -2.97%                                         -22.31% -22.43%
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001

**       Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the
         Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

*        You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                       21

                                                      DOMESTIC FUNDS (continued)

AVERAGE ANNUAL TOTAL RETURNS(1)

For the periods ending December 31,2001

                                                                                          RUSSELL
                                                                                            3000           S&P
                                                                          ADVISOR          GROWTH          500
                            CLASS A(2)      CLASS B(3)    CLASS C(4)      CLASS(5)        INDEX(6)*      INDEX(7)*
                            ----------      ----------    ----------      --------        ---------      ---------

1 YEAR

RETURN BEFORE TAXES          - 26.89         -27.05%        -23.97%        -22.68%        -19.63%        -11.89%

RETURN AFTER TAXES
ON DISTRIBUTIONS             -26.90%

RETURN AFTER TAXES ON
DISTRIBUTIONS AND
SALE OF FUND SHARES          -13.73%

5 YEARS

RETURN BEFORE TAXES           -0.93%          -1.11%         -0.80%            N/A           7.72%         10.70%

RETURN AFTER TAXES
ON DISTRIBUTIONS              -2.75%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES            0.43%

10 YEARS

RETURN BEFORE TAXES             5.02%            N/A            N/A            N/A            N/A          12.94%

RETURN AFTER TAXES
ON DISTRIBUTIONS                2.66%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES             4.17%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

* Reflects no deduction for fees, expenses or taxes.

(1)      Performance figures reflect any applicable sales charges.

(2)      The inception date for the Fund's Class A shares was December 31, 1960.

(3)      The inception date for the Fund's Class B shares was October 22, 1993.

(4)      The inception date for the Fund's Class C shares was April 30, 1996.

(5) The inception date for the Fund's Advisor Class shares was
April 30, 1998.

(6)      Index performance is calculated from June 30, 1995, the earliest year of the Russell 3000 Growth Index. The Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests.

(7)      Index performance is calculated from December 31, 1969, the earliest year of the S&P 500 Index.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

fees paid directly from your investment

                                     CLASS A       CLASS B       CLASS C       ADVISOR
                                     -------       -------       -------       -------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)            5.75%          NONE          NONE          NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                       NONE(1)        5.00%         1.00%         NONE

MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS        NONE           NONE          NONE          NONE

 REDEMPTION/EXCHANGE FEE
 (AS A % OF AMOUNT REDEEMED,
 IF APPLICABLE)(2)                    2.00%          NONE          NONE          NONE

ANNUAL FUND OPERATING EXPENSES

expenses that are deducted from Fund assets

                                       CLASS A        CLASS B        CLASS C     ADVISOR
                                      -------        -------        -------     -------

MANAGEMENT FEES(3)                    0.85%          0.85%          0.85%       0.85%

DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                  0.25%          1.00%          1.00%       NONE

OTHER EXPENSES                        0.41%          0.65%          0.70%       0.73%

TOTAL ANNUAL FUND
OPERATING EXPENSES                    1.51%          2.50%          2.55%       1.58%

(1)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

(2)      If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a 2.00%
         redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

(3)      Management fees are reduced to 0.75% for net assets over $350 million.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                        (NO REDEMPTION)               (NO REDEMPTION)
YEAR          CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR
----          -------        -------    ---------------    -------    ---------------    -------

1ST          $   720        $   753        $   253        $   358        $   258        $   161
3RD            1,025          1,079            779            793            793            499
5TH            1,351          1,531          1,331          1,355          1,355            860
10TH           2,273          2,592          2,592          2,885          2,885          1,878

IVY US BLUE CHIP FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth, with current income being a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of US companies that the Fund's investment manager believes are "blue chip"
companies. US blue chip companies are large, well known companies that typically have an established earnings and dividend history are traded mainly on US markets, and that are organized under the laws of the US or that have more than half their business in the US.

The Fund's manager uses an equity style that focuses on both growth and value.

The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)
for the years ending December 31

[BAR GRAPH]

15.35%                       BEST QUARTER       12.62%
                                      4th Quarter, 1999
       -12.69%  -11.61%      WORST QUARTER     -14.21%
                                      3rd Quarter, 2001
1999     2000     2001

(**)     Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

------------
(*)      You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                                     DOMESTIC FUNDS (continued)

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001

-----------------------------------------------------------------------------------------------------------
                                                                                                   S&P
                                                                                  ADVISOR          500
                          CLASS A(2)     CLASS B(3)     CLASS C(3)   CLASS I(4)   CLASS(2)      INDEX(2)(*)
-----------------------------------------------------------------------------------------------------------

1 YEAR
------
RETURN BEFORE TAXES        -16.70%        -16.60%        -13.27%        N/A        -11.36%        -11.89%

RETURN AFTER TAXES
ON DISTRIBUTIONS           -16.70%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES        -11.89%

SINCE INCEPTION
---------------
RETURN BEFORE TAXES         -3.25%         -3.93%         -3.04%        N/A         -1.08%          2.70%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -3.40%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         -2.95%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401 (k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

(*)      Reflects no deduction for fees, expenses or taxes.
(1)      Performance figures reflect any applicable sales charges.
(2)      The inception date for the Fund's Class A and Advisor Class shares was
         November 2, 1998. Index performance is calculated from October 31,
         1998.
(3)      The inception date for the Fund's Class B and Class C shares was
         November 6, 1998.
(4)      The Fund had no Class I shares outstanding.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                                          CLASS A       CLASS B     CLASS C     CLASS I    ADVISOR
--------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                  5.75%        NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                             NONE(1)      5.00%       1.00%       NONE        NONE
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS              NONE         NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------
REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                           2.00%        NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                                           CLASS A      CLASS B     CLASS C    CLASS I(3)  ADVISOR
--------------------------------------------------------------------------------------------------

MANAGEMENT FEES                             0.75%        0.75%       0.75%       0.75%       0.75%
--------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                        0.25%        1.00%       1.00%       NONE        NONE
--------------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.83%        0.83%       0.88%       0.74%       0.78%
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          1.83%        2.58%       2.63%       1.49%       1.53%
--------------------------------------------------------------------------------------------------
EXPENSES REIMBURSED(4)                      0.27%        0.27%       0.27%       0.27%       0.27%
--------------------------------------------------------------------------------------------------
NET FUND
OPERATING EXPENSES                          1.56%        2.31%       2.36%       1.22%       1.26%
--------------------------------------------------------------------------------------------------

(1)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)      If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a
         2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3)      The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Class A shares.
(4)      The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December
         31, 2002, to the extent necessary to ensure that the Fund's Annual Fund
         Operating Expenses, when calculated at the Fund level, do not exceed
         1.34% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following nine years, the
         Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

------------
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                    (no redemption)             (no redemption)
YEAR       CLASS A        CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR

1ST         $  725        $  734        $  234        $  339        $  239        $  124        $  128
3RD          1,093         1,077           777           792           792           445           457
5TH          1,485         1,546         1,346         1,371         1,371           788           809
10TH         2,579         2,712         2,712         2,944         2,944         1,756         1,801

IVY US EMERGING GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth, with current income being a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of small-
and medium-sized US companies that are in the early stages of their life cycles and that the Fund's manager believes have the potential to increase their sales and earnings at above-average rates. US companies are companies whose securities are traded mainly on US markets and are organized under the laws of the US or that have more than half their business in the US.

The Fund's manager uses a growth strategy of investing.

Companies typically are selected from within the technology, healthcare, entertainment, and business and consumer services sectors, and may include companies engaged in initial public offerings.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

SMALL AND MEDIUM SIZED COMPANY RISK - Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk.
Transaction costs of smaller-company stocks may also be higher than those of larger companies.

IPO RISK - Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking long-term growth potential, but who can accept fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)
for the years ending December 31

[BAR GRAPH]

                                                                     BEST QUARTER        51.31%
                                                                              4th Quarter, 1999
                                                                     WORST QUARTER      -35.18%
                                                                               3rd Quarter,2001
                                            62.47%
        42.07%
                 18.52%            18.00%
3.29                       4.26%                    -25.81%  -33.49%
1994     1995     1996     1997     1998     1999     2000     2001

(**)     Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

------------
(*)      You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                                     DOMESTIC FUNDS (continued)

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001

------------------------------------------------------------------------------------------------------
                                                                               RUSSELL
                                                                                2500
                                                                  ADVISOR      GROWTH
                            CLASS A(2)    CLASS B(3)  CLASS C(4)  CLASS(5)   INDEX(2)(*)
------------------------------------------------------------------------------------------------------

1 YEAR
------
RETURN BEFORE TAXES         -37.31%      -37.35%     -34.70%     -33.40%     -10.83%

RETURN AFTER TAXES
ON DISTRIBUTIONS            -37.31%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          -5.66%

5 YEARS
-------
RETURN BEFORE TAXES          -1.45%       -1.43%      -1.00%       N/A         6.60%

RETURN AFTER TAXES
ON DISTRIBUTIONS             -2.42%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           0.25%

SINCE INCEPTION
---------------
RETURN BEFORE TAXES          10.34%        6.02%      -1.68%      -2.22%      10.94%

RETURN AFTER TAXES
ON DISTRIBUTIONS              9.08%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           8.78%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

(*) Reflects no deduction for fees, expenses or taxes.
(1) Performance figures reflect any applicable sales charges.
(2) The inception date for the Fund's Class A shares was March 3, 1993
    (performance is calculated based on the date the Fund first became available for sale to the public, April 30, 1993).Index performance is calculated from April 30, 1993.
(3) The inception date for the Fund's Class B shares was October 22, 1993.
(4) The inception date for the Fund's Class C shares was April 30, 1996.
(5) The inception date for the Fund's Advisor Class shares was February
    18, 1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                                         CLASS A        CLASS B        CLASS C       ADVISOR
--------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)               5.75%           NONE           NONE           NONE
--------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                          NONE(1)         5.00%          1.00%          NONE
--------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS           NONE            NONE           NONE           NONE
--------------------------------------------------------------------------------------------
REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                        2.00%           NONE           NONE           NONE
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                                         CLASS A        CLASS B        CLASS C       ADVISOR
--------------------------------------------------------------------------------------------

MANAGEMENT FEES                          0.85%           0.85%          0.85%          0.85%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                     0.25%           1.00%          1.00%          NONE
--------------------------------------------------------------------------------------------
OTHER EXPENSES                           0.70%           0.76%          0.76%          0.78%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       1.80%           2.61%          2.61%          1.63%
--------------------------------------------------------------------------------------------

(1)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2)      If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a
         2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

------------
EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                      (no redemption)               (no redemption)
YEAR        CLASS A        CLASS B        CLASS B        CLASS C        CLASS C        ADVISOR

1ST        $   747        $   764        $   264        $   364        $   264        $   166
3RD          1,109          1,111            811            811            811            514
5TH          1,494          1,585          1,385          1,385          1,385            887
10TH         2,569          2,747          2,747          2,944          2,944          1,933

IVY BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds rated in the four highest rating categories used by Moody's and S&P and similar investment-grade fixed income securities.

To increase its potential yield, the Fund may invest up to 20% of its net assets in low-rated debt securities (commonly referred to as "high yield" or "junk"
bonds). These securities typically are rated Ba or below by Moody's or BB or below by S&P (or are judged by the Fund's manager to be of comparable quality).

The Fund may invest a portion of its assets in foreign (including emerging market) debt securities to diversify its holdings and to increase its potential return. The Fund may also invest in zero coupon bonds.

The Fund's management team targets for investment companies whose creditworthiness is believed to be stable or improving.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

FOREIGN SECURITY RISK - The Fund may invest up to 20% of its net assets in foreign issuers. Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

The risks of investing in foreign securities are more acute in countries with developing economies.

INTEREST RATE AND MATURITY RISK - The Fund's debt security investments are susceptible to decline in a rising interest rate environment even where
"management risk" is not a factor. You could lose money if you redeem your shares at a time when interest rates are rising. The risk is more acute for debt securities with longer maturities.

CREDIT RISK - The market value of debt securities also tends to vary according to the relative financial condition of the issuer. As much as 20% of the Fund's debt security holdings may be considered below investment grade (commonly referred to as "high yield" or "junk" bonds). Low-rated debt securities are considered speculative and could significantly weaken the Fund's returns if the issuer defaults on its payment obligations.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking current income, but who can accept moderate fluctuations in capital value in the short term.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES(**)
for the years ending December 31

[BAR GRAPH]

                                                     BEST QUARTER          7.56%
                                                               2nd Quarter, 1995
                                                     WORST QUARTER        -4.02%
                                                               2nd Quarter, 2000
                       17.41%
        15.45%
                                        11.87%
                                                                        8.70%
8.16%                           8.06%
                                                                1.89%
               -4.10%                           0.00%  -6.17%
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001

(**)     Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

------------
(*)      You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                                 FIXED INCOME FUNDS (continued)

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ending December 31, 2001

------------------------------------------------------------------------------------------------------------
                                                                                                   LEHMAN
                                                                                                  BROTHERS
                                                                                   ADVISOR        US CREDIT
                           CLASS A(2)     CLASS B(3)     CLASS C(4)  CLASS I(5)    CLASS(6)      INDEX(2)(*)
------------------------------------------------------------------------------------------------------------

1 YEAR
------
RETURN BEFORE TAXES           3.53%          2.60%          6.50%       N/A           9.07%         10.40%

RETURN AFTER TAXES
ON DISTRIBUTIONS              1.20%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           1.22%

5 YEARS
-------
RETURN BEFORE TAXES           2.06%          1.64%          2.22%       N/A           N/A            6.57%

RETURN AFTER TAXES
ON DISTRIBUTIONS             -0.66%

RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          -0.56%

10 YEARS
--------
RETURN BEFORE TAXES           5.34%          N/A            N/A         N/A           N/A            7.35%

RETURN AFTER TAXES
ON DISTRIBUTIONS              2.28%

RETURN AFTER TAXES ON
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           2.53%

After-tax returns are intended to show the impact federal income taxes have on investments in the fund. The fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the fund. The fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates. State and local tax rates are not included in the tax effect.

Your after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares in a tax-deferred account (including a 401(k) or IRA account), or to tax-exempt investors. After-tax returns are presented for Class A shares and after-tax returns for other classes will vary.

(*) Reflects no deduction for fees, expenses or taxes.
(1) Performance figures reflect any applicable sales charges.
(2) The inception date for the Fund's Class A shares was September
    9, 1985. Index performance is calculated from September 1, 1985.
(3) The inception date for the Fund's Class B shares was April 1, 1994.
(4) The inception date for the Fund's Class C shares was April 30, 1996.
(5) The Fund has had no outstanding Class I shares.
(6) The inception date for the Fund's Advisor Class shares was January
    20, 1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                                           CLASS A      CLASS B     CLASS C     CLASS I    ADVISOR
--------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)                  4.75%        NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)                             NONE(1)      5.00%       1.00%       NONE        NONE
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS              NONE         NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------
REDEMPTION FEE/EXCHANGE FEE
(AS A % OF AMOUNT REDEEMED,
IF APPLICABLE)(2)                           2.00%        NONE        NONE        NONE        NONE
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                                           CLASS A      CLASS B     CLASS C     CLASS I    ADVISOR
--------------------------------------------------------------------------------------------------

MANAGEMENT FEES(4)                          0.50%        0.50%       0.50%       0.50%       0.50%
--------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                        0.25%        1.00%       1.00%       NONE        NONE
--------------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.66%        0.75%       0.68%       0.57%       0.82%
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          1.41%        2.25%       2.18%       1.07%       1.32%
--------------------------------------------------------------------------------------------------

(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares redeemed or exchanged within 30 days of purchase are subject to a
    2.00% redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.
(3) The Fund has had no outstanding Class I shares. Percentages shown are estimates based on expenses for Class A shares.
(4) Management fees are reduced to 0.40% of average net assets over $500 million.

------------
EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                    (no redemption)             (no redemption)
YEAR        CLASS A       CLASS B       CLASS B       CLASS C       CLASS C       CLASS I       ADVISOR

1ST         $  612        $  728        $  228        $  321        $  221        $  109        $  134
3RD            900         1,003           703           682           682           340           418
5TH          1,209         1,405         1,205         1,169         1,169           590           723
10TH         2,086         2,373         2,373         2,513         2,513         1,306         1,590

IVY MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less.

The Fund's emphasis on securities with relatively short term maturities is designed to enable the Fund to maintain a constant net asset value of $1.00 per share.

Among the types of money market instruments that are likely to be included in the Fund's portfolio are:

- debt securities issued or guaranteed by the US Government;
- obligations of domestic banks and savings and loans associations
  (including certificates of deposit and bankers' acceptances);
- high-quality commercial paper;
- high quality short term corporate notes, bonds and debentures; and
- short term repurchase agreements involving US Government securities.

PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other money market funds.

MARKET RISK - An investment in the Fund is not insured or guaranteed by the
Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.

INTEREST RATE AND MATURITY RISK - Many of the Fund's portfolio holdings are susceptible to decline in a rising interest rate environment. The risk is more acute for debt securities with longer maturities.

CREDIT RISK - The issuers of the Fund's portfolio holdings could fail to meet their obligations on interest payments and/or principal repayments, which could cause the Fund to lose money.

WHO SHOULD INVEST(*)

The Fund may be appropriate for investors seeking a combination of current income and stability of capital.

PERFORMANCE BAR CHART AND TABLE

The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS FOR CLASS A SHARES
for the years ending December 31

[BAR GRAPH]

                                                  BEST QUARTER             1.42%
                                                               3rd Quarter, 2000
                                                  WORST QUARTER            0.53%
                                                               2nd Quarter, 1993

                                                                5.37%
                       4.80%
                               4.47%   4.60%   4.51%
               4.21%
                                                       4.16%
                                                                       3.12%
2.81%
        2.42%

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001

 AVERAGE ANNUAL TOTAL RETURNS(1)
 For the periods ending December 31, 2001

------------------------------------------------------------
                         CLASS A       CLASS B       CLASS C
------------------------------------------------------------

 1 YEAR                   3.12%         3.19%         3.10%
 5 YEARS                  4.44%         4.51%         4.40%
 10 YEARS                 4.03%          N/A           N/A
 SINCE INCEPTION          4.91%         4.54%         4.41%

(1)The inception date for the Fund's three classes of shares were as follows: Class A shares, April 3, 1987; Class B shares, January 1, 1996; and
Class C shares, April 30, 1996.

The Fund's seven day yield as of December 31, 2001 was 0.67%, 0.76% and
0.50% for Class A, Class B and Class C shares, respectively.

---------------
(*)You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

                                       29

                                                  FIXED INCOME FUNDS (continued)

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
fees paid directly from your investment

                                     CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)            NONE        NONE        NONE
--------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) (AS A % OF
PURCHASE PRICE)(1)                    NONE        NONE        NONE
--------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) ON REINVESTED DIVIDENDS        NONE        NONE        NONE
--------------------------------------------------------------------
REDEMPTION/EXCHANGE FEE(2)            NONE        NONE        NONE
--------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                                     CLASS A      CLASS B      CLASS C
----------------------------------------------------------------------

MANAGEMENT FEES                       0.40%        0.40%        0.40%
----------------------------------------------------------------------
DISTRIBUTION AND/OR
SERVICE (12B-1) FEES                  NONE         NONE         NONE
----------------------------------------------------------------------
OTHER EXPENSES                        1.19%        1.12%        1.20%
----------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                    1.59%        1.52%        1.60%
----------------------------------------------------------------------
EXPENSES REIMBURSED(3)                0.72%        0.72%        0.72%
----------------------------------------------------------------------
NET FUND
OPERATING EXPENSES                    0.87%        0.80%        0.88%
----------------------------------------------------------------------

(1) No CDSC applies to your purchase of Fund shares. If, however, you exchange shares of another Ivy fund that are subject to a CDSC for shares of the
    Fund, the CDSC may carry over to your investment in the Fund and be assessed when you redeem your Fund shares (depending on how much time has elapsed since your original purchase date).
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a
    $10 wire fee will be charged to your account.
(3) The Fund's Investment Manager has contractually agreed to reimburse the
    Fund's expenses for the current fiscal year ending December 31, 2002, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 0.85% of the Fund's average net assets, when calculated at the Fund level. For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 1.25% of the Fund's average net assets.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

YEAR        CLASS A       CLASS B       CLASS C

1ST         $   89        $   82        $   90
3RD            363           341           366
5TH            659           621           664
10TH         1,499         1,439         1,510

                                       30

ADDITIONAL INFORMATION
ABOUT PRINCIPAL
INVESTMENT STRATEGIES
AND RISKS

PRINCIPAL STRATEGIES

IVY CUNDILL GLOBAL VALUE FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world.

The investment approach of Peter Cundill & Associates, Inc. ("Cundill"), the
Fund's sub-advisor, is based on a contrarian "value" philosophy. Cundill looks for securities that are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, Cundill focuses primarily on the company's financial statements. Cundill also considers factors such as earnings, dividends, business prospects, management capabilities and potential catalysts (such as a change in management) to realize shareholder value. A security is purchased when the price reflects a significant discount to
Cundill's estimate of the company's intrinsic value. Given the bottom-up or company-specific approach, Cundill does not forecast economies or corporate earnings and does not rely on market timing.

IVY DEVELOPING MARKETS FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies that the Fund's manager believes will increase shareholder value through the economic development and growth of emerging markets. The Fund considers an emerging market country to be one that is generally viewed as
"developing" or "emerging" by the World Bank and the International Finance
Corporation, or classified as "emerging" by the United Nations. The Fund usually invests its assets in at least three different emerging market countries, and may invest more than 25% of its assets in the securities of issuers located in a single country. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

IVY EUROPEAN OPPORTUNITIES FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies located or otherwise doing business in European countries and covering a broad range of economic and industry sectors. The Fund may also invest a significant portion of its assets in European debt securities, up to 20% of which is considered below investment grade (commonly referred to as
"high yield" or "junk" bonds). The Fund's manager follows a "bottom-up" approach to investing, which focuses on prospects for long-term earnings growth. Company selection is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash, book and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and sector allocation decisions are driven by the company selection process.

IVY GLOBAL FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. The Fund invests in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area, and normally invests its assets in at least three different countries (including the United States). Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

IVY GLOBAL NATURAL RESOURCES FUND: The Fund seeks to achieve its principal objective of long-term growth by investing primarily in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies.
The Fund's manager targets for investment well managed companies that are expected to increase shareholder value through successful exploration and development of natural resources, balancing the Fund's portfolio with low cost, low debt producers that have outstanding asset bases, and positions that are based on anticipated commodity price trends. Additional emphasis is placed on sectors that are out of favor but appear to offer the most significant recovery potential over a one to three year period. All investment decisions are reviewed systematically and cash reserves may be allowed to build up when valuations seem unattractive. The Fund's manager attempts to minimize risk through diversifying the Fund's portfolio by commodity, country, issuer and asset class.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing in the equity securities of companies throughout the world that are expected to increase shareholder value through the development, advancement and use of science and technology. The Fund may also invest in companies that are expected to profit indirectly from the commercialization of technological and scientific advances. Industries likely to be represented in the Fund's overall portfolio holdings include Internet, computers and peripheral products, software, electronic components and systems, telecommunications, and media and information services. The Fund intends to invest its assets in at least three different countries, but may at any given time have a substantial portion of its assets invested in the United States.

                                       31

IVY INTERNATIONAL FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area, and usually is invested in at least three different countries. The Fund's manager focuses on expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Individual securities are selected on the basis of various indicators (such as earnings, cash flow, assets and long term growth potential) and are reviewed for fundamental financial strength.

IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing in equity securities of foreign issuers having total market capitalization of less than $2 billion at initial purchase across a wide range of geographic, economic and industry sectors. Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions.

The Fund's portfolio is managed using a "bottom-up" approach, which focuses on prospects for long-term earnings growth. Company selection for this segment of the Fund is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash, book and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and sector allocation decisions for this segment are driven by the company selection process.

IVY INTERNATIONAL VALUE FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. The Fund's manager seeks out rapidly expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations.
Other factors that the Fund's manager considers in selecting particular countries include long term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach, which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

IVY PACIFIC OPPORTUNITIES FUND: The Fund seeks to achieve its investment objective of long-term capital growth by investing primarily in equity securities of companies traded mainly on markets in the Pacific region, issued by companies organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri Lanka,
Australia and India. The Fund usually invests in at least three different countries, and does not intend to concentrate its investments in any particular industry. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

IVY GROWTH FUND: The Fund seeks to achieve its principal objective of long-term growth by investing primarily in mid- and large-cap US stocks, and seeks to provide additional diversification by investing a portion of its assets in small-cap US stocks. The Fund is managed using a combination of investment styles. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. The other half of the Fund's portfolio is invested in equity securities of small- and medium-sized
US companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.

IVY US BLUE CHIP FUND: The Fund seeks to achieve its principal objective of long-term growth by investing primarily in equity securities of US companies occupying leading market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies). Blue Chip companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services.
Securities of Blue Chip companies are generally considered to be highly liquid, since they are well supplied in the marketplace relative to their smaller-capitalized counterparts and because their trading volume tends to be higher. The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

IVY US EMERGING GROWTH FUND: The Fund seeks to achieve its principal objective of long-term growth by investing primarily in the equity securities of domestic corporations that are small and medium sized. Companies targeted for investment typically are in the early stages of their life cycles and are believed by the
Fund's manager to have the potential to increase their sales and earnings at above-average rates. These companies typically are selected from within the technology, healthcare, entertainment, and business and consumer services sectors, which have presented attractive growth opportunities in recent years.
Portfolio holdings are reviewed regularly for valuation, relative strength and changes in earnings estimates.

IVY BOND FUND: The Fund seeks to achieve its investment objective of a high level of current income by investing

                                       32

primarily in investment grade bonds (which are those rated in the four highest rating categories used by Moody's and S&P) and US Government securities that mature in more than 13 months. The Fund may invest up to 20% of its net assets in debt securities that are considered below investment grade (commonly referred to as "high yield" or "junk" bonds). As much as 20% of the Fund's net assets may be invested in foreign securities (including those in emerging markets).

The Fund's manager targets for investment issuers with stable or improving credit profiles. Individual securities are selected on the basis of factors such as comparative yields and credit quality, and where appropriate, country-specific currency and interest rate trends.

IVY MONEY MARKET FUND: The Fund seeks to achieve its investment objective of as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short term debt securities. The
Fund's debt investments are required to present minimal credit risk and be included in one of the two highest short term rating categories that apply to debt securities. By purchasing these types of securities, the Fund expects to maintain a constant net asset value of $1.00 per share (although there is no guarantee that the Fund's efforts will be successful). The Fund's portfolio is actively monitored on a daily basis to maintain competitive yields.

ALL FUNDS: Each Fund may from time to time take a temporary defensive position and invest without limit in US Government securities, investment-grade debt securities (which are those rated in the four highest rating categories used by
Moody's and S&P), and cash and cash equivalents such as commercial paper, short term notes and other money market securities. When a Fund assumes such a defensive position it may not achieve its investment objective. Investing in debt securities also involves both interest rate and credit risk.

PRINCIPAL RISKS

GENERAL MARKET RISK:

As with any mutual fund, the value of the fund investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.

The Funds' share value will decrease at any time during which its security holdings or other investment techniques are not performing as well as anticipated. You could lose money by investing in the Funds depending upon the timing of your initial purchase and any subsequent redemption or exchange.

OTHER RISKS: Funds that invest heavily in the equity securities of foreign issuers are more susceptible to the risks associated with these types of securities than Funds that invest primarily in the securities of U.S. issuers and/or debt securities. Following is a description of these risks, along with the risks commonly associated with the other securities and investment techniques that the Funds' portfolio managers consider important in achieving the Funds' investment objectives or in managing the Funds' exposure to risk (and that could therefore have a significant effect on the Funds' returns). Other investment methods that the Funds may use (such as derivative investments), but that do not play a key role in the Funds' overall investment strategy, are described in the Funds' Statement of Additional Information (see back cover page for information on how you can receive a free copy).

BORROWING: For temporary or emergency purposes (such as meeting shareholder redemption requests within the time periods specified under the Investment
Company Act of 1940), the Funds (with the exception of Ivy Global Natural
Resources Fund and Ivy International Small Companies Fund, which may borrow up to 33%) may borrow up to 10% of the value of its total assets from qualified banks. Borrowing may exaggerate the effect on the Funds' share value of any increase or decrease in the value of the securities it holds. Money borrowed will also be subject to interest costs.

DEBT SECURITIES, IN GENERAL: Investing in debt securities involves both interest rate and credit risk. The value of debt instruments generally increase as interest rates decline. Conversely, rising interest rates tend to cause the value of debt securities to decrease. The Funds' portfolio is therefore susceptible to losses in a rising interest rate environment. The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Bonds with longer maturities also tend to be more volatile than bonds with shorter maturities.

DEPOSITORY RECEIPTS: The Funds may acquire interests in foreign issuers in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), Global
Depository Receipts ("GDRs") and similar types of depository receipts. ADRs typically are issued by a U.S. bank or trust company and represent ownership of the underlying securities issued by a foreign corporation. GDRs and other types of depository receipts are usually issued by foreign banks or trust companies.
The Funds' investments in ADRs, GDRs and other depository receipts are viewed as investments in the underlying securities.

Depository receipts can be difficult to price and are not always exchange-listed. Unsponsored depository programs also are organized independently without the cooperation of the issuer of the underlying securities. As a result,information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

DERIVATIVE INVESTMENT TECHNIQUES: The Funds may, but are not required to, use certain derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements)
or to enhance potential gain. Among the derivative techniques the Funds might use are options, futures, forward foreign currency contracts and foreign currency exchange transactions.

Using put and call options could cause the Funds to lose money by forcing the sale or purchase of portfolio securities

                                       33

at inopportune times or for prices higher (in the case of put options) or lower
(in the case of call options) than current market values, by limiting the amount of appreciation the Funds can realize on its investments, or by causing the
Funds to hold a security it might otherwise sell.

Futures transactions (and related options) involve other types of risks. For example, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Funds could cause losses on the hedging instrument that are greater than gains in the value of the Funds' position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, the Funds might not be able to close out a transaction before expiration without incurring substantial losses (and it is possible that the transaction cannot even be closed). In addition, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

Foreign currency transactions and forward foreign currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the advisors' judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. There may also be an imperfect correlation between the Funds' portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Funds. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Funds to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

EQUITY SECURITIES: Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller-company securities may also be higher than those of larger companies.

FOREIGN CURRENCIES: Foreign securities may be denominated in foreign currencies.
The value of the Funds' investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
The Funds (not including Ivy Money Market Fund) may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Funds' judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example,there may be an imperfect correlation between the Funds' portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Funds. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Funds to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

FOREIGN SECURITIES: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Funds' performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Funds' foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause the Funds to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

ILLIQUID SECURITIES:The Funds (not including Ivy Money Market Fund) may invest up to 15% of their net assets in illiquid securities, which are assets that may not be disposed of in the ordinary course of business within seven days at roughly the value at which the Funds have valued the assets. Some of these may be "restricted securities," which cannot be sold to the public without registration under the Securities Act of 1933 (in the absence of an exemption)
or because of other legal or contractual restrictions on resale. There is a risk that the Funds will not be able to dispose of its illiquid securities on a timely basis at an acceptable price.

LOW-RATED DEBT SECURITIES: In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt

                                       34

instrument. For this reason, these bonds are considered speculative and could significantly weaken the Funds' returns.

PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES: Ivy Global Natural Resources
Fund can invest in precious metals and other physical commodities. Commodities trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for precious metals and other commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The Fund may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

SPECIAL EMERGING MARKET CONCERNS: The risks of investing in foreign securities are heightened in countries with new or developing economies. Among these additional risks are the following:

- securities that are even less liquid and more volatile than those in more developed foreign countries;
- less stable governments that are susceptible to sudden adverse actions
  (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets);
- increased settlement delays;
- unusually high inflation rates (which in extreme cases can cause the value of a country's assets to erode sharply);
- abrupt changes in exchange rate regime or monetary policy;
- unusually large currency fluctuations and currency conversion costs
  (see "Foreign Currencies" above); and
- high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

WARRANTS: As a holder of certain securities, the Funds may have the opportunity to purchase warrants. The holder of a warrant pays for the right to purchase a given number of an issuer's shares at a specified price until the warrant expires. If a warrant is not exercised by the date of its expiration (such as when the underlying securities are no longer an attractive investment), the
Funds would lose what it paid for the warrant.

ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest (and are issued at a significant discount from face value). Because the income from zero coupon bonds is recognized currently for Federal income tax purposes, the amount of the unpaid, accrued interest a Fund generally would be required to distribute as dividends includes that income (even though the Fund has not actually received any income proceeds). The Fund could be forced to sell other portfolio securities at a disadvantageous time and/or price in order to meet its distribution obligations.

RISK CHARACTERISTICS

Investors in Ivy European Opportunities Fund, Ivy Global Science & Technology
Fund, and Ivy US Emerging Growth Fund should note that the aforementioned risks may be heightened in the case of securities issued through IPOs.

OTHER IMPORTANT INFORMATION

European Monetary Union ("EMU"): On January 1, 2002, euro notes and coins - the official currency of 12 of the 15 members of the EMU - officially entered circulation. The Funds could be affected by certain euro-related issues such as accounting differences, valuation problems and consumer confusion during this transitional period. In addition, certain European Union members, including the
United Kingdom, did not officially implement the euro and may cause market disruptions if they decide to do so. Should this occur, the Funds could experience investment losses.

MANAGEMENT

INVESTMENT ADVISOR

Ivy Management, Inc. ("IMI")
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432

IMI provides business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. IMI is an
SEC-registered investment advisor with approximately $3.1 billion in assets under management as of December 31, 2001. For the Funds' fiscal year ended
December 31, 2001, all Funds paid IMI a fee that was equal to the following percentages of the Funds' respective average net assets as listed below:

                                           FEE PAID TO IMI AS A
                                            PERCENTAGE OF THE
FUND NAME                               FUND'S AVERAGE NET ASSETS
---------                               -------------------------

IVY GLOBAL NATURAL RESOURCES FUND                   .50%
IVY GROWTH FUND                                     .85%
IVY US BLUE CHIP FUND                               .75%
IVY US EMERGING GROWTH FUND                         .85%
IVY BOND FUND                                       .50%
IVY MONEY MARKET FUND                               .40%
ALL OTHER FUNDS                                    1.00%

Cundill, an SEC-registered investment adviser located at Suite A1, 1470 East
Valley Road, P.O. Box 50133, Montecito, California, 93150-0133, serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with IMI. Cundill began operations in 1984, and as of December 31, 2001 (along with its affiliates) had approximately $2 billion in assets under management. For its services, Cundill receives a fee from IMI that is equal, on an annual basis, to
0.50% of Ivy Cundill Global Value Fund's average net assets.

Henderson Investment Management Limited ("Henderson"), 4 Broadgate Avenue,
London, England EC2M 2DA, serves as subadvisor to Ivy European Opportunities
Fund and Ivy International Small Companies Fund under an agreement with IMI. For its services, Henderson receives a fee from IMI that is equal,on an annual basis, to 0.22% of the Fund's

                                       35

average net assets. Henderson is an indirect, wholly owned subsidiary of AMP
Limited, an Australian life insurance and financial services company located in
New South Wales, Australia.

Mackenzie Financial Corporation ("MFC"),150 Bloor Street West, Suite
400, Toronto,Ontario, Canada M5S 3B5, serves as the investment adviser to Ivy
Global Natural Resources Fund and is responsible for selecting Ivy Global
Natural Resources Funds' portfolio investments. MFC has been an investment counsel and mutual fund manager in Toronto for more than 33 years, and as of
December 31, 2001 had over $38.7 billion in assets under management. For its services, MFC receives a fee from the Fund that is equal, on an annual basis, to
0.50% of the Fund's average net assets.

The Funds' investment advisor, IMI, is an indirect subsidiary of MFC which is a wholly owned subsidiary of Investors Group, Inc. ("IGI"), One Canada Centre, 447
Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6.

PORTFOLIO MANAGEMENT

IVY CUNDILL GLOBAL VALUE FUND: The Fund is managed by investment professionals who are supported by a team of research analysts who are responsible for providing information on regional and country-specific economic and political developments and monitoring individual companies.

F. Peter Cundill has over 31 years of value-investing experience and has managed
MFC's Cundill Value Fund since 1975. He is a Chartered Financial Analyst, a
Chartered Accountant and holds a Bachelor of Commerce degree from McGill
University, Montreal. In December 2001,the Canadian Mutual Fund Awards,
sponsored by Morningstar Canada, honored Mr. Cundill with an Analysts' Choice
Career Achievement Award.

Hiok Hhu Ng assists in the management of the Fund. Mr. Ng holds a degree in finance from the University of British Columbia and is a Chartered Financial
Analyst. He has been with Cundill since 1998 and has four years of professional investment experience.

IVY DEVELOPING MARKETS FUND, IVY INTERNATIONAL FUND, IVY INTERNATIONAL VALUE
FUND AND IVY PACIFIC OPPORTUNITIES FUND: Moira McLachlan, Vice President of IMI
is the lead manager for the Funds, supported by IMI's international equities team. Ms. McLachlan joined IMI in 1995 and has 7 years of professional investment experience. She holds a master's degree in international business, a bachelor of science degree in multinational business operations and a bachelor of arts degree in Spanish literature. A Chartered Financial Analyst, Ms.
McLachlan is fluent in Spanish and Portuguese and has corporate experience working in Brazil, Spain and the United Kingdom.

IVY EUROPEAN OPPORTUNITIES FUND: Stephen Peak, Executive Director of Henderson
and head of Henderson's European equities team, is primarily responsible for selecting the Fund's portfolio of investments. Formerly a director and portfolio manager with Touche Remnant &Co., Mr. Peak has 27 years of investment experience. He joined Henderson in 1986 and since that time has won numerous awards in recognition of his long-term performance record (eight S&P Micropal awards, two Lipper awards, three Investment Week awards and one Canadian Mutual
Funds award.) The awards were based on the performance of other funds that he manages, such as the TR European Growth Trust and the Mackenzie Universal
European Opportunities Fund.

IVY GLOBAL FUND: The Fund's portfolio is divided into two different segments, which are managed by a team of professionals and headed by the following individuals:

Moira McLachlan, Vice President of IMI, supported by IMI's international equities team (comprised of portfolio managers and analysts).

Paul P. Baran, Senior Vice President of IMI, manages the core growth segment of the Fund's portfolio. Mr. Baran joined IMI in 1998 and has 27 years of professional investment experience and is a Chartered Financial Analyst. He has an MBA from Wayne State University. Prior to joining IMI in 1998, Mr. Baran was named by Morningstar as one of only 13 US fund managers to add value while decreasing volatility.

Team members use a variety of research sources that include: brokerage reports;
economic and financial news services; company reports; and information from third party research firms (ranging from large investment banks with global coverage to local research houses).

In many cases, particularly in international markets, IMI's research analysts also conduct primary research by: meeting with company management; touring facilities; and speaking with local research professionals.

IVY GLOBAL NATURAL RESOURCES FUND: Frederick Sturm, a Senior Vice President of
MFC, has managed the Fund since its inception. Mr. Sturm joined MFC in 1983 and has 17 years of professional investment experience. He is a Chartered Financial
Analyst and holds a graduate degree in commerce and finance from the University of Toronto.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund is managed by IMI's Global
Technology Team. James W. Broadfoot, President of IMI and President of Ivy Fund,
is the Team's lead manager. Mr. Broadfoot joined IMI in 1990,has over 28 years of professional investment experience, holds an MBA from the Wharton School of
Business and is a Chartered Financial Analyst.

IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund is managed by the Henderson team. The Henderson team's investment process combines top down regional allocation with a bottom up stock selection approach. Miranda Richards,
Divisional Director, International Investment, of Henderson, is the global small companies strategist and is responsible for the Fund's regional allocations. Ms.
Richards has over 14 years of economic and investment experience and holds a
Master of Arts degree in economics and international relations from the
University of St. Andrews in Scotland. Regional allocations are based on factors such as interest rates and current economic cycles, which are used to identify economies with relatively strong prospects for real economic growth. Individual stock selections are based largely on prospects for earnings growth.

                                       36

IVY GROWTH FUND: The Fund's portfolio is divided into two different segments, which are managed by the following individuals:

James W. Broadfoot, President of IMI and of Ivy Fund, manages the US emerging growth segment of the Fund's portfolio (see "Ivy Global Science & Technology
Fund," above).

Paul P. Baran, a Senior Vice President of IMI, manages the core growth segment of the Fund's portfolio (see "Ivy Global Fund," above).

IVY US BLUE CHIP FUND: The Fund is managed by Paul P. Baran (see "Ivy Global
Fund," above).

IVY US EMERGING GROWTH FUND: The Fund is managed by James W. Broadfoot (see "Ivy
Global Science & Technology Fund," above).

IVY BOND FUND AND IVY MONEY MARKET FUND: Richard A. Gluck, Senior Vice President
of IMI, is the Funds' portfolio manager. He has 12 years of professional investment experience and holds a Masters Degree in management with a concentration in finance from the M.I.T.S loan School of Management. Mr. Gluck is supported by the members of IMI's Fixed Income Team, which is responsible for providing information on regional and country-specific economic and political developments and monitoring individual companies.

Team members use a variety of research sources that include:
-        brokerage reports;
-        economic and financial news services;
-        company reports; and
-        information from third party research firms (ranging from large investment banks with global coverage to local research houses).

In many cases, particularly in emerging market countries, IMI's research analysts also conduct primary research by:

-        meeting with company management;
-        touring facilities; and
-        speaking with local research professionals.

SHAREHOLDER
INFORMATION

PRICING OF FUND SHARES

Each Fund calculates its share price by dividing the value of the Funds' net assets by the total number of its shares outstanding as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (normally any weekday that is not a national holiday). Each portfolio security that is listed or traded on a recognized stock market or the Nasdaq Stock Market, Inc. ("Nasdaq") system is valued at the security's last quoted sale price on the market on which it is principally traded.

If no sale is reported at that time, the average between the last bid and asked prices is used. Securities and other Fund assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Funds' Board of Trustees. IMI may also price a foreign security or groups of securities at their fair value if events materially affecting the estimated value of the security or groups of securities occur between the close of the foreign exchange on which the security is principally traded and the time as of which a Fund prices its shares. IMI will monitor for significant events that may call into question the reliability of market quotations. Such events may include situations relating to a single security in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Fair-value pricing under these circumstances is designed to protect existing shareholders from the actions of short term investors trading into and out of a Fund in an attempt to profit from short term market movements. When such fair-value pricing occurs, there may be some period of time during which a Fund's share price and/or performance information is not available.

The number of shares you receive when you place a purchase or exchange order, and the payment you receive after submitting a redemption request, is based on a
Funds' net asset value next determined after your instructions are received in proper form by PFPC, Inc. (the Funds' transfer agent) or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge (see "Choosing the appropriate class of shares" below).
Since the Funds normally invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund's share value may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

HOW TO BUY SHARES

Please read these sections below carefully before investing.

CHOOSING THE APPROPRIATE CLASS OF SHARES:

If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are purchasing Class A shares.

Each Fund (except Ivy Money Market Fund) has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for its Class A, B and C shares that allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

The following tables display the various investment minimums, sales charges and expenses that apply to each class.

                                       37

                               MINIMUM           MINIMUM
                               INITIAL          SUBSEQUENT
                            INVESTMENT(*)      INVESTMENT(*)
                            -------------      -------------

CLASS A                     $      1,000        $     100
CLASS B                     $      1,000        $     100
CLASS C                     $      1,000        $     100
CLASS I                     $  5,000,000        $  10,000
ADVISOR CLASS               $     10,000        $     250

(*)      minimum initial and subsequent investments for retirement plans are
         $25.

                          INITIAL                                     SERVICE &
                           SALES                                    DISTRIBUTION
                           CHARGE                 CDSC                  FEES(*)
                          -------                 ----              ------------

CLASS A                    Maximum                 none,            .25% service
                   5.75%,(**) with options       except on              fee
                      for a reduction           certain NAV
                          or waiver              purchases

CLASS B                      none                 Maximum               .75%
                                                   5.00%;            distribution
                                               declines over         fee and .25%
                                               six years(***)        service fee

CLASS C                      none                 1.00% for             .75%
                                             the first year(***)     distribution
                                                                     fee and .25%
                                                                     service fee

CLASS I                      none                   none                none

ADVISOR CLASS                none                   none                none

(*)      None for Ivy Money Market Fund.
(**)     4.75% for Ivy Bond Fund; none for Ivy Money Market Fund.
(***)    For Ivy Money Market Fund, CDSC is applicable only on shares purchased with proceeds from the exchange of other Ivy Fund shares that would otherwise have been subject to a CDSC.

ADDITIONAL PURCHASE INFORMATION

All information in this section applies to all Funds except Ivy Money Market
Fund, which does not charge an initial sales charge or CDSC on any share class.

CLASS A SHARES: Class A shares are sold at a public offering price equal to their net asset value per share plus an initial sales charge, as set forth in the tables below (which is reduced as the amount invested increases):

ALL FUNDS (EXCEPT IVY BOND FUND)

                       SALES             SALES              PORTION OF
                     CHARGE AS          CHARGE AS             PUBLIC
                    A PERCENTAGE      A PERCENTAGE           OFFERING
AMOUNT                OF PUBLIC       OF NET AMOUNT        PRICE RETAINED
INVESTED           OFFERING PRICE       INVESTED             BY DEALER
--------           --------------     -------------        --------------

Less than
$50,000                5.75%             6.10%                 5.00%

$50,000 but
less than
$100,000               5.25%             5.54%                 4.50%

$100,000 but
less than
$250,000               4.50%             4.71%                 3.75%

$250,000 but
less than
$500,000               3.00%             3.09%                 2.50%

$500,000 or
over(*)                0.00%             0.00%                 0.00%

IVY BOND FUND

                        SALES             SALES            PORTION OF
                      CHARGE AS         CHARGE AS           PUBLIC
                   A PERCENTAGE       A PERCENTAGE         OFFERING
AMOUNT               OF PUBLIC        OF NET AMOUNT      PRICE RETAINED
INVESTED          OFFERING PRICE        INVESTED           BY DEALER
--------          --------------      --------------     --------------

Less than
$100,000              4.75%               4.99%              4.00%

$100,000 but
less than
$250,000              3.75%               3.90%              3.00%

$250,000 but
less than
$500,000              2.50%               2.56%              2.00%

$500,000 or
over(*)               0.00%               0.00%              0.00%

(*)      A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

Class A shares that are acquired through reinvestment of dividends or distributions are not subject to any sales charges.

                                       38

HOW TO REDUCE YOUR INITIAL SALES CHARGE:

-        "Rights of Accumulation" permits you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund
         Class A shares you own.

-        A "Letter of Intent" permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a 13-month period
         (certain restrictions apply).

HOW TO ELIMINATE YOUR INITIAL SALES CHARGE:

You may purchase Class A shares at NAV (without an initial sales charge or a
CDSC) through any one of the following methods:

-        through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
-        under certain qualified retirement plans;
-        as an employee or director of Mackenzie Investment Management Inc. or its affiliates;
-        as an employee of a selected dealer; or
-        through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.

You may also purchase Class A shares at NAV if you are investing at least
$500,000 through a dealer or agent. A CDSC of 1.00% may apply to shares redeemed within two years of the end of the month in which they were purchased. Ivy
Mackenzie Distributors, Inc. ("IMDI"), the Funds' distributor, may pay the dealer or agent (out of IMDI's own resources) for its distribution assistance according to the following schedule:

PURCHASE AMOUNT                     COMMISSION
---------------                     ----------

First $3,000,000                     1.00%
Next  $2,000,000                     0.50%
Over  $5,000,000                     0.25%

IMDI may from time to time pay a bonus or other cash incentive to dealers (other than IMDI), including those that employ a registered representative who during a specified time period sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI.

Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of certain dealers meeting criteria established by IMDI.
This privilege will apply only to Class A shares of a Fund that are purchased using proceeds obtained by such clients through redemption of another mutual fund's shares on which a sales charge was paid. Purchases must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within two years after purchase.

With respect solely to Ivy US Emerging Growth Fund, former class N shareholders of Hudson Capital Appreciation Fund are exempt from the initial sales charge on the Fund's Class A shares.

CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge but are subject to a CDSC. If you redeem your Class C shares within one year of purchase they will be subject to a CDSC of 1.00%, and
Class B shares redeemed within six years of purchase will be subject to a CDSC at the following rates:

                               CDSC AS A PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE               AMOUNT SUBJECT TO CHARGE
-------------------            ------------------------------

First                                     5.00%
Second                                    4.00%
Third                                     3.00%
Fourth                                    3.00%
Fifth                                     2.00%
Sixth                                     1.00%
Seventh and thereafter                    0.00%

The CDSC for both Class B and Class C shares will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No charge will be assessed on reinvested dividends or distributions, or on shares held over six years. If your shares have appreciated in value, each share redeemed will include both your original cost (subject to the above CDSC schedule) and any proportional increase in market value (not subject to a CDSC). If your shares have depreciated in value, the CDSC will be assessed on the market value of the shares being redeemed. At the time of redemption, the calculation is performed on a share-by-share basis as described below.

Shares will be redeemed in the following order:

-        Shares held more than six years
-        Shares acquired through reinvestment of dividends and distributions
-        Shares subject to the lowest CDSC percentage; on a first-in, first-out basis with the portion of the lot attributable to capital appreciation, which is not subject to a CDSC redeemed first; then the portion of the lot attributable to your original basis, which is subject to a CDSC.

The CDSC for Class B shares is waived for:

-        Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
-        Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
-        Redemptions resulting from a tax-free return of excess contribution to an IRA.
-        Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.

                                       39

-        Withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

Both Class B shares and Class C shares are subject to an ongoing service and distribution fee at a combined annual rate of up to 1.00% of the portfolio's average net assets attributable to its Class B or Class C shares. The ongoing distribution fees will cause these shares to have a higher expense ratio than that of Class A, Class I and Advisor Class shares. IMDI uses the money that it receives from the deferred sales charge and the distribution fees to cover various promotional and sales-related expenses, as well as expenses related to providing distributions services, such as compensating selected dealers and agents for selling these shares.

Approximately eight years after the original date of purchase, your Class B shares will be converted automatically to Class A shares. Class A shares are subject to lower annual expenses than Class B shares. The conversion from Class
B shares to Class A shares is not considered a taxable event for federal income tax purposes. Class C shares do not have a similar conversion privilege.

CLASS I SHARES: Class I shares are offered only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than
Class A, Class B and Class C shares.

ADVISOR CLASS SHARES: Advisor Class shares are offered only to the following investors:

-        trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;
-        any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;
-        officers and Trustees of the Ivy Fund (and their relatives);
-        directors or employees of Mackenzie Investment Management Inc. or its affiliates;
-        directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person.)

SUBMITTING YOUR PURCHASE ORDER

INITIAL INVESTMENTS: Complete and sign the Ivy Funds Account Application.
Enclose a check payable to the Fund in which you wish to invest. You should note on the check the class of shares you wish to invest in (see page 38 for minimum initial investments.) Deliver your application materials to your registered representative or selling broker, or send them to the address below:

BY REGULAR MAIL:            BY COURIER:
Ivy Funds                   Ivy Funds
P.O. Box 9770               c/o PFPC, Inc.
Providence, RI 02940        4400 Computer Drive
                            Westborough, MA 01581

BUYING ADDITIONAL SHARES

There are several ways to increase your investment in the Funds:

BY MAIL: Send your check with a completed investment slip (attached to your account statement) or written instructions indicating the account registration,
Fund number or name, and account number. Mail to the address above.

THROUGH YOUR BROKER: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.

BY FEDERAL FUNDS WIRE: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call PFPC at 800.777.6472. Wiring instructions are as follows:

Mellon Bank
ABA #011001234
DDA #002593
For further credit to:
Your account registration
Your Fund Number and Account Number

BY AUTOMATIC INVESTMENT METHOD: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer
("EFT") and invested as a purchase of shares into your Ivy Fund account.
Complete sections 8 and 9 of the Account Application.

HOW TO REDEEM SHARES

SUBMITTING YOUR REDEMPTION ORDER: You may redeem your Fund shares through your registered securities dealer or directly through PFPC. If you choose to redeem through your registered securities dealer, the dealer is responsible for transmitting redemption orders in proper form and in a timely manner. If you choose to redeem directly through PFPC, you have several ways to submit your request:

BY MAIL: Send your written redemption request to PFPC at the address on this page. Be sure that all registered owners listed on the account sign the request.
Medallion signature guarantees and supporting legal documentation may be required.

When you redeem, PFPC will normally send redemption proceeds to you on the next business day, but may take up to seven days (or longer in the case of shares recently purchased by check).

                                       40

BY TELEPHONE: Call PFPC at 800.777.6472 to redeem from your individual, joint or custodial account. To process your redemption order by telephone, you must have telephone redemption privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions. Requests by telephone can only be accepted for amounts up to $50,000.

BY SYSTEMATIC WITHDRAWAL PLAN ("SWP"): You can authorize to have funds electronically drawn each month from your Ivy Fund account and deposited directly into your bank account through EFT. Certain minimum balances and minimum distributions apply.

BY CHECK WRITING: The check writing privilege is only available to Ivy Money
Market Fund Class A shareholders and is not available for retirement accounts or corporate accounts. You may write checks against your Ivy Money Market Fund
Account. Checks written must be for a minimum of $100. You may sign up for this option by completing Section 14 of the Account Application. If you are redeeming shares that have been purchased by check, payment may be delayed until your check has cleared or for up to 15 calendar days after the date of purchase.
Please note that all registered owners named on the account must sign the signature card, and only registered owners may have the check writing privilege on an account.

In order to qualify for the check writing privilege, Class A shareholders must maintain a minimum average account balance of $1,000. Shares must be uncertificated (i.e., held by the Fund) for any account requesting check writing privileges. Checks can be reordered by calling PFPC at 800.777.6472. Checking activity is reported on your Ivy Funds statement. There is no limitation on the number of checks a shareholder may write.

When a check is presented for payment, the Fund redeems a sufficient number of shares to cover the amount of the check. Checks written on accounts with insufficient shares will be returned to the payee marked "non-sufficient funds."
There may be a nominal charge for each supply of checks, copies of canceled checks, stop payment orders, checks drawn for amounts less than the Fund minimum
(i.e.,$100) and checks returned for "non-sufficient funds." To pay for these charges, the Fund automatically redeems an appropriate number of the shareholder's Fund shares after the charges are incurred.

You may not close your Fund account by writing a check, because any earned dividends will remain in your account. The Fund reserves the right to change, modify or terminate the check writing service at any time upon notification mailed to your address of record.

BY INTERNET: Select the Ivy Fund Internet option on your Account Application.
Mail the application form to PFPC. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at
www.ivyfunds.com.

RECEIVING YOUR REDEMPTION PROCEEDS: You can receive redemption proceeds through a variety of payment methods:

BY CHECK: Unless otherwise instructed in writing, checks will be made payable to the current account registration and sent to the address of record.

BY FEDERAL FUNDS WIRE: Proceeds will be wired on the next business day to a pre-designated bank account. Your account will be charged $10 each time redemption proceeds are wired to your bank, and your bank may also charge you a fee for receiving a Federal Funds wire.

BY ELECTRONIC FUNDS TRANSFER ("EFT"): For SWP
redemptions only.

Other important redemption information:

Short term "market timers" who engage in frequent purchases and redemptions can disrupt a fund's investment program and create additional transaction costs. For these reasons, each Fund (other than Ivy Money Market Fund) will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares after holding them less than 30 days. For Ivy
Developing Markets Fund and Ivy Pacific Opportunities Fund this fee also applies to Class B, Class C and Advisor Class shares. These fees are paid to the Fund rather than IMI or PFPC, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short term shareholder trading.

If you bought your shares on different days, the "first-in, first-out" (FIFO)
method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions and generally is waived for Class
A shares purchased through certain retirement and educational plans. However, if
Class A shares are purchased through a broker, financial institution or record keeper maintaining an omnibus account for the shares, the fee waiver may not apply. (Before purchasing Class A shares, please check with your account representative concerning the availability of the fee waiver.) In addition, the fee waiver does not apply to any IRA or SEP-IRA accounts. The Funds reserve the right to modify the terms of or terminate the redemption/exchange fee at any time.

-        A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within six years of purchase, and to Class C shares that are redeemed within one year of purchase.

-        If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees, unless you instruct otherwise.

                                       41

-        Any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.

-        Shares will be redeemed in the order described under "Additional purchase information - Class B and Class C shares" above.

-        A Fund may (on 60 day's notice) redeem the accounts of shareholders whose investment, including sales charges paid, has been less than
         $1,000 for more than 12 months.

-        A Fund may take up to seven days (or longer in the case of shares recently purchased by check) to send redemption proceeds.

-        A Fund may make payment for redeemed shares in the form of securities of the Fund taken at current values.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of another Ivy fund, subject to certain restrictions (see "Important Exchange Information" below).

IVY MONEY MARKET FUND:

Class A shareholders of Ivy Money Market Fund may exchange their outstanding shares for Class A shares of another Ivy Fund on the basis of the relative NAV per Class A share, plus an amount equal to the sales charge payable with respect to the new shares at the time of the exchange. Incremental sales charges are waived for outstanding shares that have been invested for 12 months or longer.
Class B (or Class C) shareholders of Ivy Money Market Fund may exchange their
Class B (or Class C) shares for Class B (or Class C) shares of another Ivy fund on the basis of the relative NAV per Class B (or Class C) share, subject to the
CDSC schedule of the fund into which the exchange is being made (beginning with the date of the exchange).

Class B and Class C shareholders of another Ivy fund may exchange their shares for Class B and Class C shares of Ivy Money Market Fund. Exchanges from another
Ivy Fund will continue to be subject to the CDSC schedule of the fund from which the exchange was made, but will reflect the time the shares are held in the Ivy
Money Market Fund.

ALL FUNDS:

SUBMITTING YOUR EXCHANGE ORDER: You may submit an exchange request to PFPC as follows:

BY MAIL: Send your written exchange request to PFPC at the address on page 40 of this Prospectus. Be sure that all registered owners listed on the account sign the request.

BY TELEPHONE: Call PFPC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

BY INTERNET: You will be allowed to exchange by Internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) you have established the Internet trading option.

IMPORTANT EXCHANGE INFORMATION

-        You must exchange into the same share class you currently own.

-        Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

-        It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The
         Funds may therefore limit the frequency of exchanges by a
         shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. (See "Other important redemption information" on page
         41).For example, shareholders exchanging more than five times in a
         12-month period may be considered to be using market-timing strategies.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds generally declare and pay dividends and capital gain distributions (if any) at least once a year. Dividends and distributions are "reinvested" in additional Fund shares unless you request to receive them in cash. Reinvested dividends and distributions are added to your account at NAV and are not subject to a CDSC regardless of which share class you own. Cash dividends and distributions can be sent to you:

BY MAIL: a check will be mailed to the address of record unless otherwise instructed.

BY ELECTRONIC FUNDS TRANSFER: your proceeds will be directly deposited into your bank account.

To change your dividend and/or distribution options, call PFPC at 800.777.6472.

Dividends ordinarily will vary from one class to another. The Funds, except for
Ivy Bond Fund and Ivy Money Market Fund, intend to declare and pay dividends annually. Ivy Bond Fund intends to declare and pay dividends monthly. Ivy Money
Market Fund intends to declare dividends daily and pay accrued amounts monthly.
The Funds will distribute net investment income and net realized capital gains, if any, at least once a year. Any capital gains distribution from Ivy Bond Fund will be declared and paid annually. The Funds may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").

Dividends paid out of a Funds' investment company taxable income (including dividends, interest and net short term capital gains) will be taxable to you as ordinary income. If a portion of a Funds' income consists of dividends paid by
US corporations, a portion of the dividends paid by the Fund

                                       42

may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short term capital losses), if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. Dividends are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares. While the Funds' managers may at times pursue strategies that result in tax efficient outcomes for Fund shareholders, they do not generally manage the
Funds to optimize tax efficiencies.

If shares of a Fund are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by your
Fund (in the case of a worldwide fund).

Each year, your fund will notify you of the tax status of dividends and other distributions.

Upon the sale or exchange of your Fund shares, you may realize a capital gain or loss which will be long-term or short-term, generally depending upon how long you held your shares.

A Fund may be required to withhold US Federal income tax at the rate of 30% (for
2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue
Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your US Federal income tax liability.

Fund distributions may be subject to state, local and foreign taxes.

You should consult with your tax adviser as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

                                       43

    FINANCIAL HIGHLIGHTS

     The Financial Highlights tables are meant to help you understand each
Fund's financial performance for the past five years, if applicable. The total returns in the table represent the rate you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                                     SELECTED PER SHARE DATA
                                                                                       (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                      NET ASSET          NET            GAIN ON
                                                                       VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY CUNDILL GLOBAL VALUE            A     09/04(e) to   12/31/2001     $10.15           $ .01(c)        $ (.23)          $ (.22)
FUND                                B     09/26(e) to   12/31/2001       9.26             .01(c)           .62              .63
                                    C     10/19(e) to   12/31/2001       9.44             .01(c)           .40              .41
                                 ADVISOR     01/01 to   12/31/2001      10.07             .03(c)          (.25)            (.22)
                                          04/19(e) to   12/31/2000      10.00             .05(c)           .41              .46
                                 ------------------------------------------------------------------------------------------------
IVY DEVELOPING                      A        01/01 to   12/31/2001       6.66             .01(c)          (.31)(h)         (.30)
MARKETS FUND                                 01/01 to   12/31/2000       8.77            (.02)(c)        (2.07)           (2.09)
                                             01/01 to   12/31/1999       6.02             .01(c)          2.80             2.81
                                             01/01 to   12/31/1998       6.82             .06(c)(d)       (.86)(d)         (.80)
                                             01/01 to   12/31/1997      10.12             .01(c)         (2.80)           (2.79)
                                    B        01/01 to   12/31/2001       6.49            (.05)(c)         (.34)            (.39)
                                             01/01 to   12/31/2000       8.63            (.10)(c)        (2.02)           (2.12)
                                             01/01 to   12/31/1999       5.93            (.04)(c)         2.76             2.72
                                             01/01 to   12/31/1998       6.77             .01(c)(d)       (.85)(d)         (.84)
                                             01/01 to   12/31/1997      10.04            (.06)(c)        (2.76)           (2.82)
                                    C        01/01 to   12/31/2001       6.52            (.05)(c)         (.34)            (.39)
                                             01/01 to   12/31/2000       8.67            (.14)(c)        (1.99)           (2.13)
                                             01/01 to   12/31/1999       5.96            (.03)(c)         2.76             2.73
                                             01/01 to   12/31/1998       6.79             .01(c)(d)       (.84)(d)         (.83)
                                             01/01 to   12/31/1997      10.06            (.07)(c)        (2.76)           (2.83)
                                 ADVISOR     01/01 to   12/31/2001       6.70             .04(c)          (.38)            (.34)
                                             01/01 to   12/31/2000       8.80             .02(c)         (2.10)           (2.08)
                                             01/01 to   12/31/1999       6.05             .03(c)          2.83             2.86
                                          04/30(e) to   12/31/1998       7.48             .04(c)(d)      (1.47)(d)        (1.43)
                                 ------------------------------------------------------------------------------------------------
IVY EUROPEAN                        A        01/01 to   12/31/2001      17.25            (.08)(c)        (3.49)(h)        (3.57)
OPPORTUNITIES FUND                           01/01 to   12/31/2000      17.13            (.07)             .82              .75
                                          05/04(e) to   12/31/1999      10.01             -  (c)         16.35            16.35
                                    B        01/01 to   12/31/2001      17.26            (.20)(c)        (3.49)           (3.69)
                                             01/01 to   12/31/2000      17.13            (.18)             .83              .65
                                          05/24(e) to   12/31/1999      10.21            (.01)(c)        16.15            16.14
                                    C        01/01 to   12/31/2001      17.32            (.22)(c)        (3.48)           (3.70)
                                             01/01 to   12/31/2000      17.13            (.22)             .88              .66
                                          10/24(e) to   12/31/1999      11.57            (.01)(c)         6.00             5.99
                                    I        01/01 to   12/31/2001      17.37            (.01)(c)        (3.55)           (3.56)
                                          03/16(e) to   12/31/2000      26.00            (.01)           (7.92)           (7.93)
                                 ADVISOR     01/01 to   12/31/2001      17.39            (.02)(c)        (3.54)           (3.56)
                                             01/01 to   12/31/2000      17.23            (.02)             .85              .83
                                          05/03(e) to   12/31/1999      10.01             -  (c)         16.46            16.46

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.06 and $0.02 per average shares outstanding for
na -- not applicable                                                Developing Markets and European Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (5.41%) and (20.78%), respectively.

                                       44

                                       FINANCIAL HIGHLIGHTS (continued)

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ .27               $ .29
      $ .02
                          .26                 .28
        .02
                          .26                 .28
        .02
                          .28                 .30
        .02
                          .20                 .39
        .19
---------------------------------------------------------
                          -                   -
        -
                          .02                 .02
        -
                          .05                 .06
        .01
                          -                   -
        -
                          .50                 .51
        .01
                          -                   -
        -
                          .02                 .02
        -
                          .02                 .02
        -
                          -                   -
        -
                          .44                 .45
        .01
                          -                   -
        -
                          .02                 .02
        -
                          .02                 .02
        -
                          -                   -
        -
                          .43                 .44
        .01
                          -                   -
        -
                          .02                 .02
        -
                          .05                 .11
        .06
                          -                   -
        -
---------------------------------------------------------
                          .03                 .03
        -
                          .63                 .63
        -
                         9.22                9.23
        .01
                          .03                 .03
        -
                          .52                 .52
        -
                         9.22                9.22
        -
                          .03                 .03
        -
                          .47                 .47
        -
                          .42                 .43
        .01
                          .03                 .03
        -
                          .70                 .70
        -
                          .03                 .03
        -
                          .67                 .67
        -
                         9.22                9.24
        .02

                                       45

    FINANCIAL HIGHLIGHTS

                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY CUNDILL GLOBAL VALUE                 $ 9.64              (2.07)            $   213                    4.47(g)
FUND                                       9.61               6.91                 867                    6.04(g)
                                           9.57               4.44                  30                    7.71(g)
                                           9.55              (2.13)                964                    1.40
                                          10.07               4.66                 747                    1.95(g)
                                    --------------------------------------------------------------------------------------
IVY DEVELOPING                             6.36              (4.50)(h)           2,390                    2.19
MARKETS FUND                               6.66             (23.79)              4,213                    2.12
                                           8.77              46.70               5,652                    2.30
                                           6.02             (11.67)              5,487                    2.18
                                           6.82             (27.42)              8,584                    2.31
                                           6.10              (6.01)              2,506                    2.96
                                           6.49             (24.53)              4,525                    2.90
                                           8.63              45.82               7,676                    2.92
                                           5.93             (12.35)              6,145                    2.96
                                           6.77             (27.93)              8,488                    3.09
                                           6.13              (5.98)                619                    3.01
                                           6.52             (24.53)              1,173                    2.85
                                           8.67              45.84               3,474                    2.85
                                           5.96             (12.16)              2,641                    2.96
                                           6.79             (28.01)              2,420                    3.12
                                           6.36              (5.07)                 83                    1.84
                                           6.70             (23.60)                120                    1.71
                                           8.80              47.38                 337                    1.74
                                           6.05             (19.06)                 82                    1.68(g)
                                    --------------------------------------------------------------------------------------
IVY EUROPEAN                              13.65             (20.67)(h)          30,833                    2.15
OPPORTUNITIES FUND                        17.25               4.51              54,655                      na
                                          17.13             215.58              13,932                    2.22(g)
                                          13.54             (21.35)             33,705                    2.89
                                          17.26               4.12              57,283                      na
                                          17.13             209.41               5,900                    2.96(g)
                                          13.59             (21.32)             24,918                    2.91
                                          17.32               3.98              49,527                      na
                                          17.13              51.80               8,076                    2.96(g)
                                          13.78             (20.46)                 13                    1.80
                                          17.37             (30.40)                 17                      na
                                          13.80             (20.44)              9,186                    1.72
                                          17.39               5.01              19,178                      na
                                          17.23             217.16               5,246                    1.93(g)

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.06 and $0.02 per average shares outstanding for
na -- not applicable                                                Developing Markets and European Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (5.41%) and (20.78%), respectively.

                                       46

                                       FINANCIAL HIGHLIGHTS (continued)

                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                    .94 (c)(g)        57
           31.77(g)
                                    .60 (c)(g)        57
           39.53(g)
                                    .99 (c)(g)        57
           51.61(g)
                                    .37(c)            57
           10.30
                                    .70 (c)(g)        53
           19.15(g)
--------------------------------------------------------------
                                    .17(c)            14
            4.35
                                   (.27)(c)           76
            3.50
                                    .13(c)            37
            3.28
                                    .88(c)            47
            3.47
                                    .09(c)            42
            2.39
                                   (.59)(c)           14
            5.12
                                  (1.04)(c)           76
            4.28
                                   (.49)(c)           37
            3.90
                                    .10(c)            47
            4.25
                                   (.69)(c)           42
            3.17
                                   (.65)(c)           14
            5.17
                                  (1.00)(c)           76
            4.23
                                   (.43)(c)           37
            3.83
                                    .10(c)            47
            4.25
                                   (.72)(c)           42
            3.20
                                    .52(c)            14
            4.00
                                    .14(c)            76
            3.09
                                    .69(c)            37
            2.72
                                   1.38 (c)(g)        47
            2.97(g)
--------------------------------------------------------------
                                   (.44)(c)           66
            2.17
                                   (.36)              46
            1.83
                                   (.15)(c)(g)       108
            6.10(g)
                                  (1.18)(c)           66
            2.91
                                  (1.12)              46
            2.59
                                   (.89)(c)(g)       108
            6.84(g)
                                  (1.20)(c)           66
            2.93
                                  (1.11)              46
            2.58
                                   (.89)(c)(g)       108
            6.84(g)
                                   (.08)(c)           66
            1.82
                                   (.07)(g)           46
            1.54(g)
                                   (.00)(c)           66
            1.74
                                   (.09)              46
            1.55
                                    .14 (c)(g)       108
            5.81(g)

                                       47

    FINANCIAL HIGHLIGHTS

                                                                     SELECTED PER SHARE DATA
                                                                                       (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                      NET ASSET          NET            GAIN ON
                                                                       VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY GLOBAL FUND                     A        01/01 to   12/31/2001     $10.63           $(.06)(c)       $(1.86)          $(1.92)
                                             01/01 to   12/31/2000      13.42             .02(c)         (1.91)           (1.89)
                                             01/01 to   12/31/1999      11.32             .01(c)          2.98             2.99
                                             01/01 to   12/31/1998      10.93             .02(c)           .91              .93
                                             01/01 to   12/31/1997      13.17             .08            (1.23)           (1.15)
                                    B        01/01 to   12/31/2001      10.30            (.17)(c)        (1.77)           (1.94)
                                             01/01 to   12/31/2000      13.14            (.09)(c)        (1.85)           (1.94)
                                             01/01 to   12/31/1999      11.19            (.10)(c)         2.94             2.84
                                             01/01 to   12/31/1998      10.90            (.09)(c)          .92              .83
                                             01/01 to   12/31/1997      13.12            (.02)           (1.20)           (1.22)
                                    C        01/01 to   12/31/2001       9.93            (.13)(c)        (1.75)           (1.88)
                                             01/01 to   12/31/2000      12.75            (.11)(c)        (1.81)           (1.92)
                                             01/01 to   12/31/1999      10.90            (.16)(c)         2.90             2.74
                                             01/01 to   12/31/1998      10.67            (.16)(c)          .93              .77
                                             01/01 to   12/31/1997      12.94            (.02)           (1.24)           (1.26)
                                 ADVISOR     01/01 to   12/31/2001      10.73            (.05)(c)        (1.88)           (1.93)
                                             01/01 to   12/31/2000      13.50             .05(c)         (1.92)           (1.87)
                                             01/01 to   12/31/1999      11.36             .08(c)          2.95             3.03
                                          04/30(e) to   12/31/1998      13.26             .05(c)         (1.41)           (1.36)
                                 ------------------------------------------------------------------------------------------------
IVY GLOBAL NATURAL                  A        01/01 to   12/31/2001       9.74             .04(c)(d)       1.45(d)          1.49
RESOURCES FUND                               01/01 to   12/31/2000       8.91            (.07)(c)          .95              .88
                                             01/01 to   12/31/1999       6.32             -  (c)(d)       2.59(d)          2.59
                                             01/01 to   12/31/1998       9.01             .03(c)         (2.68)           (2.65)
                                             01/01 to   12/31/1997      10.00            (.11)(c)          .70              .59
                                    B        01/01 to   12/31/2001       9.56            (.02)(c)(d)      1.42(d)          1.40
                                             01/01 to   12/31/2000       8.77            (.09)(c)          .90              .81
                                             01/01 to   12/31/1999       6.27            (.04)(c)(d)      2.54(d)          2.50
                                             01/01 to   12/31/1998       9.00            (.04)(c)        (2.65)           (2.69)
                                             01/01 to   12/31/1997      10.00            (.15)(c)          .68              .53
                                    C        01/01 to   12/31/2001       9.40            (.02)(c)(d)      1.39(d)          1.37
                                             01/01 to   12/31/2000       8.63            (.07)(c)          .89              .82
                                             01/01 to   12/31/1999       6.21            (.04)(c)(d)      2.46(d)          2.42
                                             01/01 to   12/31/1998       9.00            (.14)(c)        (2.61)           (2.75)
                                             01/01 to   12/31/1997      10.00            (.17)(c)          .68              .51
                                 ADVISOR     01/01 to   12/31/2001       9.74             .09(c)(d)       1.43(d)          1.52
                                             01/01 to   12/31/2000       8.90            (.05)(c)          .95              .90
                                          04/08(e) to   12/31/1999       7.00             .02(c)(d)       1.88(d)          1.90

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.
na -- not applicable

                                       48

                                       FINANCIAL HIGHLIGHTS (continued)

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ -
      $ -
                          .90                 .90
        -
                          .89                 .89
        -
                          .54                 .54
        -
                          .99                1.09
        .10
                          -                   -
        -
                          .90                 .90
        -
                          .89                 .89
        -
                          .54                 .54
        -
                          .90                1.00
        .10
                          -                   -
        -
                          .90                 .90
        -
                          .89                 .89
        -
                          .54                 .54
        -
                          .91                1.01
        .10
                          -                   -
        -
                          .90                 .90
        -
                          .89                 .89
        -
                          .54                 .54
        -
---------------------------------------------------------
                          -                   .18
        .18
                          -                   .05
        .05
                          -                   -
        -
                          -                   .04
        .04
                         1.36                1.58
        .22
                          -                   .15
        .15
                          -                   .02
        .02
                          -                   -
        -
                          -                   .04
        .04
                         1.36                1.53
        .17
                          -                   .16
        .16
                          -                   .05
        .05
                          -                   -
        -
                          -                   .04
        .04
                         1.36                1.51
        .15
                          -                   .24
        .24
                          -                   .06
        .06
                          -                   -
        -

                                       49

    FINANCIAL HIGHLIGHTS

                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY GLOBAL FUND                          $ 8.71             (18.06)            $ 5,542                    2.14
                                          10.63             (13.91)              8,135                    2.17
                                          13.42              26.51              11,828                    2.17
                                          11.32               8.59              14,660                    2.18
                                          10.93              (8.72)             19,692                      na
                                           8.36             (18.83)              2,421                    3.05
                                          10.30             (14.58)              4,769                    2.99
                                          13.14              25.31               7,316                    2.99
                                          11.19               7.69               7,495                    2.97
                                          10.90              (9.33)             10,056                      na
                                           8.05             (18.93)                148                    3.20
                                           9.93             (14.88)                178                    3.36
                                          12.75              25.24                 267                    3.23
                                          10.90               7.30                 428                    3.30
                                          10.67              (9.72)                727                      na
                                           8.80             (17.99)                 94                    2.02
                                          10.73             (13.67)                155                    1.95
                                          13.50              26.77                 179                    1.96
                                          11.36             (10.19)                321                    1.75(g)
                                    --------------------------------------------------------------------------------------
IVY GLOBAL NATURAL                        11.05              15.40               7,695                    2.25
RESOURCES FUND                             9.74               9.86               5,549                    2.29
                                           8.91              40.98               5,823                    2.16
                                           6.32             (29.35)              1,345                    2.22
                                           9.01               6.95               3,907                    2.10
                                          10.81              14.73               5,231                    2.87
                                           9.56               9.27               3,157                    2.80
                                           8.77              39.87               2,520                    2.71
                                           6.27             (29.82)              1,320                    2.90
                                           9.00               6.28               2,706                    2.86
                                          10.61              14.62               1,788                    2.86
                                           9.40               9.49                 715                    2.70
                                           8.63              38.97                 472                    2.73
                                           6.21             (30.49)                 41                    3.57
                                           9.00               6.08                 124                    3.08
                                          11.02              15.71                 465                    1.78
                                           9.74              10.17                  22                    2.02
                                           8.90              27.14                  26                    1.87(g)

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.
na -- not applicable

                                       50

                                       FINANCIAL HIGHLIGHTS (continued)

                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                   (.58)(c)           72
            4.21
                                    .16(c)           102
            3.11
                                    .09(c)            50
            2.77
                                    .16(c)            17
            2.54
                                    .58               45
            2.07
                                  (1.49)(c)           72
            5.12
                                   (.66)(c)          102
            3.93
                                   (.72)(c)           50
            3.59
                                   (.63)(c)           17
            3.33
                                   (.18)              45
            2.82
                                  (1.64)(c)           72
            5.27
                                  (1.03)(c)          102
            4.30
                                   (.96)(c)           50
            3.83
                                   (.96)(c)           17
            3.66
                                   (.18)              45
            2.82
                                   (.45)(c)           72
            4.09
                                    .38(c)           102
            2.89
                                    .31(c)            50
            2.56
                                    .59 (c)(g)        17
            2.11(g)
--------------------------------------------------------------
                                    .38(c)           169
            3.71
                                   (.69)(c)          134
            4.54
                                    .02(c)           157
            4.53
                                    .29(c)            98
            5.75
                                  (1.10)(c)          199
            2.88
                                   (.24)(c)          169
            4.33
                                  (1.20)(c)          134
            5.05
                                   (.53)(c)          157
            5.08
                                   (.39)(c)           98
            6.43
                                  (1.86)(c)          199
            3.64
                                   (.23)(c)          169
            4.32
                                  (1.10)(c)          134
            4.95
                                   (.55)(c)          157
            5.10
                                  (1.06)(c)           98
            7.10
                                  (2.08)(c)          199
            3.86
                                    .85(c)           169
            3.24
                                   (.42)(c)          134
            4.27
                                    .31 (c)(g)       157
            4.24(g)

                                       51

    FINANCIAL HIGHLIGHTS

                                                                     SELECTED PER SHARE DATA
                                                                                       (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                      NET ASSET          NET            GAIN ON
                                                                       VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY GLOBAL SCIENCE &                A        01/01 to   12/31/2001     $27.53           $ (.31)(c)      $(13.91)        $(14.22)
TECHNOLOGY FUND                              01/01 to   12/31/2000      48.90             (.64)          (20.38)         (21.02)
                                             01/01 to   12/31/1999      23.63             (.43)           29.27           28.84
                                             01/01 to   12/31/1998      17.47             (.36)(d)         6.52 (d)        6.16
                                             01/01 to   12/31/1997      16.40             (.31)(d)         1.38 (d)        1.07
                                    B        01/01 to   12/31/2001      26.80             (.45)(c)       (13.49)         (13.94)
                                             01/01 to   12/31/2000      47.97             (.93)          (19.89)         (20.82)
                                             01/01 to   12/31/1999      23.31             (.62)           28.67           28.05
                                             01/01 to   12/31/1998      17.37             (.50)(d)         6.44 (d)        5.94
                                             01/01 to   12/31/1997      16.44             (.32)(d)         1.25 (d)         .93
                                    C        01/01 to   12/31/2001      26.93             (.53)(c)       (13.49)         (14.02)
                                             01/01 to   12/31/2000      48.19            (1.10)          (19.81)         (20.91)
                                             01/01 to   12/31/1999      23.38             (.70)           28.87           28.17
                                             01/01 to   12/31/1998      17.40             (.48)(d)         6.46 (d)        5.98
                                             01/01 to   12/31/1997      16.46             (.42)(d)         1.36 (d)         .94
                                 ADVISOR     01/01 to   12/31/2001      27.54             (.27)(c)       (13.93)         (14.20)
                                             01/01 to   12/31/2000      48.82             (.43)          (20.50)         (20.93)
                                             01/01 to   12/31/1999      23.62             (.24)           29.07           28.83
                                          04/15(e) to   12/31/1998      20.19             (.20)(d)         3.63 (d)        3.43
                                 ------------------------------------------------------------------------------------------------
IVY INTERNATIONAL FUND              A        01/01 to   12/31/2001      26.20              .05(c)         (5.56)(h)       (5.51)
                                             01/01 to   12/31/2000      47.09              .19           (12.44)         (12.25)
                                             01/01 to   12/31/1999      41.20              .30             8.31            8.61
                                             01/01 to   12/31/1998      39.03              .37             2.50            2.87
                                             01/01 to   12/31/1997      35.89              .24             3.47            3.71
                                    B        01/01 to   12/31/2001      25.64             (.21)(c)        (5.40)          (5.61)
                                             01/01 to   12/31/2000      46.78             (.17)          (12.33)         (12.50)
                                             01/01 to   12/31/1999      40.97             (.06)            8.27            8.21
                                             01/01 to   12/31/1998      38.82              -               2.50            2.50
                                             01/01 to   12/31/1997      35.73             (.06)            3.44            3.38
                                    C        01/01 to   12/31/2001      25.46             (.21)(c)        (5.35)          (5.56)
                                             01/01 to   12/31/2000      46.57             (.19)          (12.28)         (12.47)
                                             01/01 to   12/31/1999      40.79             (.05)            8.23            8.18
                                             01/01 to   12/31/1998      38.64              -               2.50            2.50
                                             01/01 to   12/31/1997      35.58             (.05)            3.42            3.37
                                    I        01/01 to   12/31/2001      26.35              .15(c)         (5.65)          (5.50)
                                             01/01 to   12/31/2000      47.09              .64           (12.74)         (12.10)
                                             01/01 to   12/31/1999      41.21              .52             8.34            8.86
                                             01/01 to   12/31/1998      39.06              .55             2.48            3.03
                                             01/01 to   12/31/1997      35.89              .32             3.56            3.88
                                 ADVISOR     01/01 to   12/31/2001      26.25              .01(c)         (5.59)          (5.58)
                                          08/31(e) to   12/31/2000      40.05              .02            (5.18)          (5.16)

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.03 per average shares outstanding. Total return excluding
na -- not applicable                                                redemption fees would have been (21.15%).

                                       52

                                       FINANCIAL HIGHLIGHTS (continued)

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ -
      $ -
                          .35                 .35
        -
                         3.57                3.57
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                          .35                 .35
        -
                         3.39                3.39
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                          .35                 .35
        -
                         3.36                3.36
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                          .35                 .35
        -
                         3.63                3.63
        -
                          -                   -
        -
---------------------------------------------------------
                          -                   -
        -
                         8.60                8.64
        .04
                         2.48                2.72
        .24
                          .35                 .70
        .35
                          .36                 .57
        .21
                          -                   -
        -
                         8.60                8.64
        .04
                         2.40                2.40
        -
                          .35                 .35
        -
                          .29                 .29
        -
                          -                   -
        -
                         8.60                8.64
        .04
                         2.40                2.40
        -
                          .35                 .35
        -
                          .30                 .31
        .01
                          -                   -
        -
                         8.60                8.64
        .04
                         2.52                2.98
        .42
                          .35                 .88
        .53
                          .39                 .71
        .32
                          -                   -
        -
                         8.60                8.64
        .04

                                       53

    FINANCIAL HIGHLIGHTS

                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY GLOBAL SCIENCE &                     $13.31             (51.65)           $   13,472                  2.20
TECHNOLOGY FUND                           27.53             (42.99)               32,016                    na
                                          48.90             122.56                41,516                    na
                                          23.63              35.26                17,888                    na
                                          17.47               6.53                12,159                    na
                                          12.86             (52.01)               11,731                  2.96
                                          26.80             (43.41)               28,675                    na
                                          47.97             120.82                35,879                    na
                                          23.31              34.20                10,197                    na
                                          17.37               5.66                 8,577                    na
                                          12.91             (52.06)                2,918                  2.98
                                          26.93             (43.40)                9,977                    na
                                          48.19             120.98                18,769                    na
                                          23.38              34.37                 8,431                    na
                                          17.40               5.71                 6,348                    na
                                          13.34             (51.56)                  361                  2.01
                                          27.54             (42.88)                  826                    na
                                          48.82             122.56                   431                    na
                                          23.62              16.99                    15                    na
                                    --------------------------------------------------------------------------------------
IVY INTERNATIONAL FUND                    20.69             (21.03)(h)           344,641                  1.60
                                          26.20             (17.26)              588,282                    na
                                          47.09              21.05             1,573,615                    na
                                          41.20               7.34             1,613,797                    na
                                          39.03              10.38             1,705,772                    na
                                          20.03             (21.88)              136,831                  2.54
                                          25.64             (17.95)              280,782                    na
                                          46.78              20.15               540,514                    na
                                          40.97               6.43               542,997                    na
                                          38.82               9.46               568,521                    na
                                          19.90             (21.84)               26,430                  2.54
                                          25.46             (17.97)               57,337                    na
                                          46.57              20.16               143,320                    na
                                          40.79               6.46               154,378                    na
                                          38.64               9.50               174,880                    na
                                          20.85             (20.87)               17,062                  1.24
                                          26.35             (16.92)               33,907                    na
                                          47.09              21.66               166,816                    na
                                          41.21               7.75               156,999                    na
                                          39.06              10.87               115,046                    na
                                          20.67             (21.26)                    5                  1.69
                                          26.25             (12.09)                    4                    na

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.03 per average shares outstanding. Total return excluding
na -- not applicable                                                redemption fees would have been (21.15%).

                                       54

                                       FINANCIAL HIGHLIGHTS (continued)

                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                  (1.65)(c)          135
            2.46
                                  (1.53)              69
            1.82
                                  (1.80)              62
            1.98
                                  (1.88)              73
            2.16
                                  (1.91)              54
            2.11
                                  (2.41)(c)          135
            3.22
                                  (2.26)              69
            2.55
                                  (2.55)              62
            2.74
                                  (2.67)              73
            2.95
                                  (2.72)              54
            2.92
                                  (2.43)(c)          135
            3.24
                                  (2.23)              69
            2.53
                                  (2.49)              62
            2.68
                                  (2.56)              73
            2.84
                                  (2.65)              54
            2.85
                                  (1.46)(c)          135
            2.27
                                  (1.34)              69
            1.64
                                  (1.71)              62
            1.89
                                  (1.91)(g)           73
            2.18(g)
--------------------------------------------------------------
                                    .18(c)            43
            1.66
                                    .37               91
            1.66
                                    .63                7
            1.66
                                    .83               15
            1.58
                                    .68                8
            1.59
                                   (.76)(c)           43
            2.60
                                   (.47)              91
            2.50
                                   (.13)               7
            2.42
                                   (.01)              15
            2.41
                                   (.15)               8
            2.42
                                   (.76)(c)           43
            2.60
                                   (.46)              91
            2.49
                                   (.13)               7
            2.42
                                    .01               15
            2.40
                                   (.14)               8
            2.41
                                    .54(c)            43
            1.30
                                    .79               91
            1.24
                                   1.11                7
            1.18
                                   1.23               15
            1.18
                                   1.08                8
            1.18
                                    .09(c)            43
            1.75
                                   (.08)(g)           91
            2.10(g)

                                       55

    FINANCIAL HIGHLIGHTS

                                                                     SELECTED PER SHARE DATA
                                                                                       (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                      NET ASSET          NET            GAIN ON
                                                                       VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY INTERNATIONAL SMALL             A        01/01 to   12/31/2001     $12.71           $(.12)(c)(d)    $(4.41)(d)       $(4.53)
COMPANIES FUND                               01/01 to   12/31/2000      12.45            (.03)(c)(d)       .64 (d)          .61
                                             01/01 to   12/31/1999       8.95            (.05)(c)         3.58             3.53
                                             01/01 to   12/31/1998       8.66             .04 (c)          .41              .45
                                             01/01 to   12/31/1997      10.00            (.01)(c)        (1.24)           (1.25)
                                    B        01/01 to   12/31/2001      12.53            (.18)(c)(d)     (4.34)(d)        (4.52)
                                             01/01 to   12/31/2000      12.30            (.13)(c)          .65              .52
                                             01/01 to   12/31/1999       8.92            (.13)(c)         3.54             3.41
                                             01/01 to   12/31/1998       8.63            (.03)(c)          .41              .38
                                             01/01 to   12/31/1997      10.00            (.05)(c)        (1.27)           (1.32)
                                    C        01/01 to   12/31/2001      12.60            (.18)(c)(d)     (4.37)(d)        (4.55)
                                             01/01 to   12/31/2000      12.38            (.12)(c)          .64              .52
                                             01/01 to   12/31/1999       8.97            (.12)(c)         3.56             3.44
                                             01/01 to   12/31/1998       8.65            (.03)(c)          .42              .39
                                             01/01 to   12/31/1997      10.00            (.06)(c)        (1.25)           (1.31)
                                 ADVISOR     01/01 to   12/31/2001      12.76            (.08)(c)(d)     (4.44)(d)        (4.52)
                                             01/01 to   12/31/2000      12.48             .02 (c)(d)       .64 (d)          .66
                                          07/01(e) to   12/31/1999       9.94             -   (c)         2.57             2.57
                                 ------------------------------------------------------------------------------------------------
IVY INTERNATIONAL                   A        01/01 to   12/31/2001      11.01             .07 (c)        (1.96)(h)        (1.89)
VALUE FUND                                   01/01 to   12/31/2000      11.99             .14 (c)        (1.01)            (.87)
                                             01/01 to   12/31/1999       9.48             .09 (c)         2.54             2.63
                                             01/01 to   12/31/1998       8.98             .08 (c)          .52              .60
                                          05/13(e) to   12/31/1997      10.01             -   (c)(d)     (1.03)(d)        (1.03)
                                    B        01/01 to   12/31/2001      10.94            (.02)(c)        (1.93)           (1.95)
                                             01/01 to   12/31/2000      11.91             .02 (c)         (.96)            (.94)
                                             01/01 to   12/31/1999       9.42             .01 (c)         2.51             2.52
                                             01/01 to   12/31/1998       8.93             .01 (c)          .51              .52
                                          05/13(e) to   12/31/1997      10.01            (.02)(c)(d)     (1.06)(d)        (1.08)
                                    C        01/01 to   12/31/2001      10.94            (.02)(c)        (1.93)           (1.95)
                                             01/01 to   12/31/2000      11.92             .02 (c)         (.97)            (.95)
                                             01/01 to   12/31/1999       9.42             .02 (c)         2.51             2.53
                                             01/01 to   12/31/1998       8.93             .01 (c)          .51              .52
                                          05/13(e) to   12/31/1997      10.01            (.02)(c)(d)     (1.06)(d)        (1.08)
                                 ADVISOR     01/01 to   12/31/2001      11.03             .11 (c)        (1.98)           (1.87)
                                             01/01 to   12/31/2000      11.99             .50 (c)        (1.33)            (.83)
                                             01/01 to   12/31/1999       9.48             .04 (c)         2.64             2.68
                                          02/23(e) to   12/31/1998       9.63             .11 (c)         (.13)            (.02)

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.

                                       56

                                       FINANCIAL HIGHLIGHTS (continued)

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ .01               $ .01
      $ -
                          .35                 .35
        -
                          .03                 .03
        -
                          .01                 .16
        .15
                          .09                 .09
        -
                          .01                 .01
        -
                          .29                 .29
        -
                          .03                 .03
        -
                          .01                 .09
        .08
                          .05                 .05
        -
                          .01                 .01
        -
                          .30                 .30
        -
                          .03                 .03
        -
                          .01                 .07
        .06
                          .04                 .04
        -
                          .01                 .01
        -
                          .38                 .38
        -
                          .03                 .03
        -
---------------------------------------------------------
                          -                   .02
        .02
                          .07                 .11
        .04
                          .02                 .12
        .10
                          .02                 .10
        .08
                          -                   -
        -
                          -                   .02
        .02
                          .02                 .03
        .01
                          .02                 .03
        .01
                          .02                 .03
        .01
                          -                   -
        -
                          -                   .02
        .02
                          .02                 .03
        .01
                          .02                 .03
        .01
                          .02                 .03
        .01
                          -                   -
        -
                          -                   .02
        .02
                          .08                 .13
        .05
                          .07                 .17
        .10
                          .02                 .13
        .11

                                       57

    FINANCIAL HIGHLIGHTS

                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY INTERNATIONAL SMALL                  $ 8.17             (35.65)            $ 3,583                    2.24
COMPANIES FUND                            12.71               4.94               8,976                    2.24
                                          12.45              39.45               1,069                    2.33
                                           8.95               5.24                 980                    2.47
                                           8.66             (12.52)                992                    2.50
                                           8.00             (36.09)              3,190                    2.95
                                          12.53               4.27               5,553                    2.96
                                          12.30              38.24               1,238                    3.10
                                           8.92               4.46               1,027                    3.24
                                           8.63             (13.19)              1,007                    3.31
                                           8.04             (36.13)              2,308                    2.96
                                          12.60               4.25               4,522                    2.96
                                          12.38              38.36               1,196                    3.04
                                           8.97               4.55               1,125                    3.16
                                           8.65             (13.14)              1,574                    3.23
                                           8.23             (35.44)                982                    1.87
                                          12.76               5.32               4,165                    1.89
                                          12.48              25.87                 291                    1.83(g)
                                    --------------------------------------------------------------------------------------
IVY INTERNATIONAL                          9.10             (17.17)(h)          13,238                    1.77
VALUE FUND                                11.01              (7.25)             23,565                    1.74
                                          11.99              27.79              32,624                    1.72
                                           9.48               6.63              24,993                    1.74
                                           8.98             (10.29)             16,202                    1.80(g)
                                           8.97             (17.84)             46,210                    2.50
                                          10.94              (7.94)             75,609                    2.51
                                          11.91              26.81              95,363                    2.51
                                           9.42               5.84              80,938                    2.49
                                           8.93             (10.29)             53,652                    2.63(g)
                                           8.97             (17.84)             16,096                    2.51
                                          10.94              (7.97)             29,726                    2.51
                                          11.92              26.91              43,995                    2.49
                                           9.42               5.79              40,408                    2.52
                                           8.93             (10.79)             27,074                    2.63(g)
                                           9.14             (17.03)                377                    1.47
                                          11.03              (6.90)                668                    1.35
                                          11.99              28.30               2,748                    1.38
                                           9.48               (.15)                510                    1.32(g)

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.

                                       58

                                       FINANCIAL HIGHLIGHTS (continued)

                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                  (1.15)(c)          118
            3.15
                                   (.21)(c)          124
            3.77
                                   (.47)(c)           98
            8.56
                                    .39 (c)           18
            6.38
                                   (.11)(c)           10
            4.87
                                  (1.85)(c)          118
            3.86
                                   (.93)(c)          124
            4.49
                                  (1.23)(c)           98
            9.33
                                   (.38)(c)           18
            7.15
                                   (.91)(c)           10
            5.68
                                  (1.87)(c)          118
            3.87
                                   (.93)(c)          124
            4.49
                                  (1.18)(c)           98
            9.27
                                   (.30)(c)           18
            7.07
                                   (.83)(c)           10
            5.60
                                   (.78)(c)          118
            2.78
                                    .15 (c)          124
            3.42
                                    .03 (c)(g)        98
            8.06(g)
--------------------------------------------------------------
                                    .58 (c)           39
            2.15
                                    .96 (c)           36
            1.92
                                    .92 (c)           21
            1.87
                                    .80 (c)           16
            1.88
                                    .12 (c)(g)        10
            2.11(g)
                                   (.15)(c)           39
            2.88
                                    .20 (c)           36
            2.69
                                    .12 (c)           21
            2.66
                                    .05 (c)           16
            2.63
                                   (.71)(c)(g)        10
            2.94(g)
                                   (.16)(c)           39
            2.89
                                    .19 (c)           36
            2.69
                                    .14 (c)           21
            2.64
                                    .03 (c)           16
            2.66
                                   (.71)(c)(g)        10
            2.94(g)
                                    .89 (c)           39
            1.85
                                   1.36 (c)           36
            1.53
                                   1.25 (c)           21
            1.53
                                   1.23 (c)(g)        16
            1.45(g)

                                       59

    FINANCIAL HIGHLIGHTS

                                                                       SELECTED PER SHARE DATA
                                                                                          (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                         NET (LOSS)
                                                                        NET ASSET            NET           GAIN ON
                                                                         VALUE,          INVESTMENT      SECURITIES       TOTAL FROM
                                  SHARE                                 BEGINNING          (LOSS)       (REALIZED AND     INVESTMENT
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD          INCOME        UNREALIZED)      OPERATIONS

IVY PACIFIC                         A        01/01 to    12/31/2001      $ 7.42         $ (.03)(c)(d)      $ (.66)(d)(h)    $ (.69)
OPPORTUNITIES FUND                           01/01 to    12/31/2000        9.15            .07 (c)          (1.74)           (1.67)
                                             01/01 to    12/31/1999        6.30            .08 (c)           2.86             2.94
                                             01/01 to    12/31/1998        8.04            .13 (c)          (1.78)           (1.65)
                                             01/01 to    12/31/1997       10.30            .02 (c)(d)       (2.28)(d)        (2.26)
                                    B        01/01 to    12/31/2001        7.33           (.08)(c)(d)        (.68)(d)         (.76)
                                             01/01 to    12/31/2000        9.04            .01 (c)          (1.71)           (1.70)
                                             01/01 to    12/31/1999        6.24            .02 (c)           2.81             2.83
                                             01/01 to    12/31/1998        7.96            .05 (c)          (1.73)           (1.68)
                                             01/01 to    12/31/1997       10.28           (.04)(c)(d)       (2.28)(d)        (2.32)
                                    C        01/01 to    12/31/2001        7.31           (.08)(c)(d)        (.67)(d)         (.75)
                                             01/01 to    12/31/2000        9.07            .01 (c)          (1.71)           (1.70)
                                             01/01 to    12/31/1999        6.25            .02 (c)           2.82             2.84
                                             01/01 to    12/31/1998        7.94            .08 (c)          (1.75)           (1.67)
                                             01/01 to    12/31/1997       10.24           (.03)(c)(d)       (2.27)(d)        (2.30)
                                 ADVISOR     01/01 to    12/31/2001        7.30           (.02)(c)(d)        (.68)(d)         (.70)
                                             01/01 to    12/31/2000        9.03            .12 (c)(d)       (1.82)(d)        (1.70)
                                             01/01 to    12/31/1999        6.27            .04 (c)           2.86             2.90
                                          02/10(e) to    12/31/1998        7.89            .08 (c)          (1.62)           (1.54)
                                 ---------------------------------------------------------------------------------------------------
IVY GROWTH FUND                     A        01/01 to    12/31/2001       14.98           (.07)(d)          (3.29)(d)        (3.36)
                                             01/01 to    12/31/2000       22.15           (.15)             (4.84)           (4.99)
                                             01/01 to    12/31/1999       19.88           (.32)              6.61             6.29
                                             01/01 to    12/31/1998       17.80            .01               2.49             2.50
                                             01/01 to    12/31/1997       17.76            .02               1.98             2.00
                                    B        01/01 to    12/31/2001       14.48           (.19)(d)          (3.17)(d)        (3.36)
                                             01/01 to    12/31/2000       21.72           (.30)             (4.76)           (5.06)
                                             01/01 to    12/31/1999       19.60           (.21)              6.17             5.96
                                             01/01 to    12/31/1998       17.72           (.16)              2.46             2.30
                                             01/01 to    12/31/1997       17.69           (.14)              1.96             1.82
                                    C        01/01 to    12/31/2001       14.14           (.19)(d)          (3.09)(d)        (3.28)
                                             01/01 to    12/31/2000       21.28           (.26)             (4.70)           (4.96)
                                             01/01 to    12/31/1999       19.27           (.25)              6.08             5.83
                                             01/01 to    12/31/1998       17.47           (.16)              2.38             2.22
                                             01/01 to    12/31/1997       17.59           (.07)              1.86             1.79
                                 ADVISOR     01/01 to    12/31/2001       14.99           (.08)(d)          (3.32)(d)        (3.40)
                                             01/01 to    12/31/2000       22.18           (.15)             (4.86)           (5.01)
                                             01/01 to    12/31/1999       19.91           (.04)              6.33             6.29
                                          04/30(e) to    12/31/1998       20.36            .03               (.06)            (.03)

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.

                                       60

                                       FINANCIAL HIGHLIGHTS (continued)

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ .01
      $ .01
                          -                   .06
        .06
                          .01                 .09
        .08
                          -                   .09
        .09
                          -                   -
        -
                          -                   .01
        .01
                          -                   .01
        .01
                          .01                 .03
        .02
                          -                   .04
        .04
                          -                   -
        -
                          -                   .01
        .01
                          -                   .06
        .06
                          .01                 .02
        .01
                          -                   .02
        .02
                          -                   -
        -
                          -                   .01
        .01
                          -                   .03
        .03
                          .01                 .14
        .13
                          -                   .08
        .08
---------------------------------------------------------
                          .01                 .01
        -
                         2.18                2.18
        -
                         4.02                4.02
        -
                          .40                 .42
        .02
                         1.81                1.96
        .15
                          .01                 .01
        -
                         2.18                2.18
        -
                         3.84                3.84
        -
                          .40                 .42
        .02
                         1.72                1.79
        .07
                          .01                 .01
        -
                         2.18                2.18
        -
                         3.82                3.82
        -
                          .40                 .42
        .02
                         1.78                1.91
        .13
                          .01                 .01
        -
                         2.18                2.18
        -
                         4.02                4.02
        -
                          .40                 .42
        .02

                                       61

    FINANCIAL HIGHLIGHTS

                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY PACIFIC                              $ 6.72              (9.29)(h)         $  6,291                   2.21
OPPORTUNITIES FUND                         7.42             (18.25)               9,096                   2.16
                                           9.15              46.72               12,738                   2.19
                                           6.30             (20.56)               9,061                   2.30
                                           8.04             (21.94)              12,020                   2.44
                                           6.56             (10.35)               3,966                   2.95
                                           7.33             (18.80)               6,462                   2.92
                                           9.04              45.33                7,508                   2.97
                                           6.24             (21.04)               6,080                   3.08
                                           7.96             (22.57)               7,893                   3.17
                                           6.55             (10.25)                 917                   2.90
                                           7.31             (18.79)               1,539                   3.03
                                           9.07              45.41                  776                   3.03
                                           6.25             (21.02)                 704                   2.98
                                           7.94             (22.46)               1,129                   3.05
                                           6.59              (9.58)                   3                   2.03
                                           7.30             (18.77)                  42                   1.77
                                           9.03              46.29                  313                   1.79
                                           6.27             (19.56)                  10                   2.92(g)
                                    --------------------------------------------------------------------------------------
IVY GROWTH FUND                           11.61             (22.43)             180,806                     na
                                          14.98             (22.31)             261,744                     na
                                          22.15              31.87              363,723                     na
                                          19.88              14.05              318,444                     na
                                          17.80              11.69              320,000                     na
                                          11.11             (23.21)               5,763                     na
                                          14.48             (23.07)               7,517                     na
                                          21.72              30.63                8,070                     na
                                          19.60              12.99                4,889                     na
                                          17.72              10.69                4,433                     na
                                          10.85             (23.20)                 350                     na
                                          14.14             (23.08)                 744                     na
                                          21.28              30.43                  576                     na
                                          19.27              12.72                  263                     na
                                          17.47              10.58                  400                     na
                                          11.58             (22.68)                 296                     na
                                          14.99             (22.37)                 359                     na
                                          22.18              31.78                  438                     na
                                          19.91               (.14)                 347                     na(g)

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) For 1997, total expenses include fees paid indirectly,      (e) Commencement.
    if any, through an expense offset arrangement.              (f) Total return represents aggregate total return.
(c) Net investment income (loss) is net of expenses             (g) Annualized.
reimbursed by Manager.                                          (h) Includes redemption fees added to Capital paid-in of
                                                                $0.01 and $0.04 per average shares outstanding for
na -- not applicable                                                International Value and Pacific Opportunities,
                                                                    respectively. Total return excluding redemption fees
                                                                    would have been (17.26%) and (9.83%), respectively.

                                       62

                                       FINANCIAL HIGHLIGHTS (continued)

                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                   (.49)(c)           82
            3.57
                                    .83 (c)          108
            3.10
                                   1.01 (c)           23
            2.84
                                   1.60 (c)           56
            2.86
                                    .28 (c)           20
            2.51
                                  (1.22)(c)           82
            4.31
                                    .07 (c)          108
            3.86
                                    .24 (c)           23
            3.62
                                    .82 (c)           56
            3.64
                                   (.45)(c)           20
            3.24
                                  (1.18)(c)           82
            4.26
                                   (.03)(c)          108
            3.97
                                    .18 (c)           23
            3.68
                                    .92 (c)           56
            3.54
                                   (.33)(c)           20
            3.12
                                   (.31)(c)           82
            3.39
                                   1.23 (c)          108
            2.71
                                   1.42 (c)           23
            2.44
                                    .98 (c)(g)        56
            3.48(g)
--------------------------------------------------------------
                                   (.55)             114
            1.51
                                   (.73)              94
            1.34
                                   (.13)              51
            1.38
                                    .03               59
            1.38
                                    .13               39
            1.38
                                  (1.54)             114
            2.50
                                  (1.70)              94
            2.31
                                  (1.09)              51
            2.34
                                   (.90)              59
            2.32
                                   (.79)              39
            2.30
                                  (1.59)             114
            2.55
                                  (1.72)              94
            2.33
                                  (1.22)              51
            2.47
                                  (1.11)              59
            2.53
                                   (.82)              39
            2.33
                                   (.62)             114
            1.58
                                   (.80)              94
            1.41
                                   (.17)              51
            1.42
                                    .24 (g)           59
            1.18(g)

                                       63

    FINANCIAL HIGHLIGHTS

                                                                SELECTED PER SHARE DATA
                                                                                          (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                           NET (LOSS)
                                                                        NET ASSET              NET           GAIN ON
                                                                         VALUE,            INVESTMENT      SECURITIES
                                  SHARE                                 BEGINNING            (LOSS)       (REALIZED AND
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD            INCOME        UNREALIZED)

IVY US BLUE CHIP FUND               A        01/01 to    12/31/2001      $10.59           $ (.02)(c)(d)      $ (1.21)(d)
                                             01/01 to    12/31/2000       12.32             (.03)(c)           (1.54)
                                             01/01 to    12/31/1999       10.74             (.01)(c)            1.66
                                          11/02(e) to    12/31/1998       10.00           -   (c)(d)             .74 (d)
                                    B        01/01 to    12/31/2001       10.48             (.09)(c)(d)        (1.19)(d)
                                             01/01 to    12/31/2000       12.29             (.09)(c)           (1.56)
                                             01/01 to    12/31/1999       10.72             (.07)(c)            1.65
                                          11/06(e) to    12/31/1998       10.30             (.01)(c)(d)          .43 (d)
                                    C        01/01 to    12/31/2001       10.49             (.09)(c)(d)        (1.21)(d)
                                             01/01 to    12/31/2000       12.30             (.12)(c)           (1.53)
                                             01/01 to    12/31/1999       10.72             (.07)(c)            1.66
                                          11/06(e) to    12/31/1998       10.30             (.01)(c)(d)          .43 (d)
                                 ADVISOR     01/01 to    12/31/2001       10.65              .01 (c)(d)        (1.22)(d)
                                             01/01 to    12/31/2000       12.35             (.01)(c)           (1.53)
                                             01/01 to    12/31/1999       10.74              .02 (c)            1.69
                                          11/02(e) to    12/31/1998       10.00              .01 (c)(d)          .73(d)
                                 --------------------------------------------------------------------------------------
IVY US EMERGING                     A        01/01 to    12/31/2001       30.31             (.37)              (9.78)(h)
GROWTH FUND                                  01/01 to    12/31/2000       47.29             (.50)             (11.94)
                                             01/01 to    12/31/1999       32.65             (.49)              20.70
                                             01/01 to    12/31/1998       27.67             (.44)(d)            5.42 (d)
                                             01/01 to    12/31/1997       26.54             (.41)(d)            1.54 (d)
                                    B        01/01 to    12/31/2001       29.10             (.58)              (9.33)
                                             01/01 to    12/31/2000       46.01             (.81)             (11.56)
                                             01/01 to    12/31/1999       31.93             (.77)              20.15
                                             01/01 to    12/31/1998       27.26             (.65)(d)            5.32 (d)
                                             01/01 to    12/31/1997       26.33             (.33)(d)            1.26 (d)
                                    C        01/01 to    12/31/2001       29.08             (.61)              (9.29)
                                             01/01 to    12/31/2000       45.98             (.92)             (11.44)
                                             01/01 to    12/31/1999       31.91             (.80)              20.19
                                             01/01 to    12/31/1998       27.23             (.63)(d)            5.31 (d)
                                             01/01 to    12/31/1997       26.29             (.34)(d)            1.28 (d)
                                 ADVISOR     01/01 to    12/31/2001       30.57             (.34)              (9.87)
                                             01/01 to    12/31/2000       47.57             (.40)             (12.06)
                                             01/01 to    12/31/1999       32.79             (.44)              20.85
                                          02/18(e) to    12/31/1998       28.82             (.23)(d)            4.20 (d)

                                 SELECTED PER SHARE DATA
                               (LOSS) INCOME FROM INVESTMENT OPERATIONS

                                 TOTAL FROM
                                 INVESTMENT
FUND NAME                        OPERATIONS

IVY US BLUE CHIP FUND             $ (1.23)
                                    (1.57)
                                     1.65
                                      .74
                                    (1.28)
                                    (1.65)
                                     1.58
                                      .42
                                    (1.30)
                                    (1.65)
                                     1.59
                                      .42
                                    (1.21)
                                    (1.54)
                                     1.71
                                      .74
                                 -------------------------------
IVY US EMERGING                    (10.15)
GROWTH FUND                        (12.44)
                                    20.21
                                     4.98
                                     1.13
                                    (9.91)
                                   (12.37)
                                    19.38
                                     4.67
                                      .93
                                    (9.90)
                                   (12.36)
                                    19.39
                                     4.68
                                      .94
                                   (10.21)
                                   (12.46)
                                    20.41
                                     3.97

(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.              $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
na -- not applicable

                                       64

                                       FINANCIAL HIGHLIGHTS (continued)

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ -
      $ -
                          .16                 .16
        -
                          -                   .07
        .07
                          -                   -
        -
                          -                   -
        -
                          .16                 .16
        -
                          -                   .01
        .01
                          -                   -
        -
                          -                   -
        -
                          .16                 .16
        -
                          -                   .01
        .01
                          -                   -
        -
                          -                   -
        -
                          .16                 .16
        -
                          -                   .10
        .10
                          -                   -
        -
---------------------------------------------------------
                          -                   -
        -
                         4.54                4.54
        -
                         5.57                5.57
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                         4.54                4.54
        -
                         5.30                5.30
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                         4.54                4.54
        -
                         5.32                5.32
        -
                          -                   -
        -
                          -                   -
        -
                          -                   -
        -
                         4.54                4.54
        -
                         5.63                5.63
        -
                          -                   -
        -

                                       65

    FINANCIAL HIGHLIGHTS

                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY US BLUE CHIP FUND                    $ 9.36             (11.61)            $ 38,754                   1.56
                                          10.59             (12.69)              57,584                   1.57
                                          12.32              15.35                3,353                   1.46
                                          10.74               7.40                  726                   1.43(g)
                                           9.20             (12.21)              19,379                   2.31
                                          10.48             (13.37)              24,314                   2.31
                                          12.29              14.74                8,742                   2.15
                                          10.72               4.08                1,047                   2.13(g)
                                           9.19             (12.39)               1,119                   2.36
                                          10.49             (13.36)               2,965                   2.30
                                          12.30              14.84                2,497                   2.08
                                          10.72               4.08                  110                   2.22(g)
                                           9.44             (11.36)                 808                   1.26
                                          10.65             (12.42)               1,061                   1.24
                                          12.35              15.89                  920                   1.10
                                          10.74               7.40                  537                   1.08(g)
                                    --------------------------------------------------------------------------------------
IVY US EMERGING                           20.16             (33.49)(h)           43,974                     na
GROWTH FUND                               30.31             (25.81)              78,840                     na
                                          47.29              62.47              101,798                     na
                                          32.65              18.00               62,961                     na
                                          27.67               4.26               64,910                     na
                                          19.19             (34.05)              26,856                     na
                                          29.10             (26.38)              56,036                     na
                                          46.01              61.27               79,659                     na
                                          31.93              17.13               52,940                     na
                                          27.26               3.53               47,789                     na
                                          19.18             (34.04)               3,998                     na
                                          29.08             (26.37)               9,048                     na
                                          45.98              61.32               15,438                     na
                                          31.91              17.19                9,664                     na
                                          27.23               3.58                9,484                     na
                                          20.36             (33.40)                 991                     na
                                          30.57             (25.70)               1,987                     na
                                          47.57              62.85                1,432                     na
                                          32.79              13.78                  740                     na

(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.              $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
na -- not applicable

                                       66

                                       FINANCIAL HIGHLIGHTS (continued)

                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                   (.16)(c)           74
            1.83
                                   (.47)(c)           69
            1.81
                                   (.12)(c)           80
            3.49
                                    .02 (c)(g)         3
            6.34(g)
                                   (.90)(c)           74
            2.58
                                  (1.21)(c)           69
            2.55
                                   (.81)(c)           80
            4.18
                                   (.68)(c)(g)         3
            7.04(g)
                                   (.96)(c)           74
            2.63
                                  (1.20)(c)           69
            2.54
                                   (.74)(c)           80
            4.11
                                   (.77)(c)(g)         3
            7.13(g)
                                    .14 (c)           74
            1.53
                                   (.13)(c)           69
            1.48
                                    .24 (c)           80
            3.13
                                    .37 (c)(g)         3
            5.99(g)
--------------------------------------------------------------
                                  (1.33)             133
            1.80
                                  (1.23)              83
            1.55
                                  (1.53)             107
            1.69
                                  (1.48)              67
            1.70
                                  (1.37)              65
            1.67
                                  (2.14)             133
            2.61
                                  (2.00)              83
            2.31
                                  (2.27)             107
            2.43
                                  (2.23)              67
            2.45
                                  (2.13)              65
            2.43
                                  (2.14)             133
            2.61
                                  (1.98)              83
            2.30
                                  (2.23)             107
            2.39
                                  (2.18)              67
            2.40
                                  (2.09)              65
            2.39
                                  (1.16)             133
            1.63
                                  (1.04)              83
            1.36
                                  (1.30)             107
            1.46
                                  (1.00)(g)           67
            1.22(g)

                                       67

    FINANCIAL HIGHLIGHTS

                                                              SELECTED PER SHARE DATA
                                                                                        (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                      NET (LOSS)
                                                                        NET ASSET          NET          GAIN ON
                                                                         VALUE,         INVESTMENT    SECURITIES
                                  SHARE                                 BEGINNING         (LOSS)     (REALIZED AND
FUND NAME                         CLASS       FOR THE PERIOD FROM       OF PERIOD         INCOME      UNREALIZED)

IVY BOND FUND                       A        01/01 to    12/31/2001      $ 7.89          $ .49(d)       $   .18(d)(h)
                                             01/01 to    12/31/2000        8.29            .55             (.40)
                                             01/01 to    12/31/1999        9.54            .67            (1.24)
                                             01/01 to    12/31/1998       10.22            .69             (.69)
                                             01/01 to    12/31/1997        9.80            .80              .42
                                    B        01/01 to    12/31/2001        7.88            .42(d)           .17 (d)
                                             01/01 to    12/31/2000        8.28            .48             (.40)
                                             01/01 to    12/31/1999        9.53            .59            (1.24)
                                             01/01 to    12/31/1998       10.22            .59             (.67)
                                             01/01 to    12/31/1997        9.80            .68              .46
                                    C        01/01 to    12/31/2001        7.91            .42(d)           .16 (d)
                                             01/01 to    12/31/2000        8.31            .48             (.40)
                                             01/01 to    12/31/1999        9.55            .62            (1.25)
                                             01/01 to    12/31/1998       10.24            .60             (.68)
                                             01/01 to    12/31/1997        9.82            .64              .48
                                 ADVISOR     01/01 to    12/31/2001        7.90            .49(d)           .21 (d)
                                             01/01 to    12/31/2000        8.28            .56             (.38)
                                             01/01 to    12/31/1999        9.54            .67            (1.24)
                                          01/20(e) to    12/31/1998       10.28            .69             (.72)
                                 ---------------------------------------------------------------------------------
IVY MONEY MARKET FUND               A        01/01 to    12/31/2001        1.00            .03(c)           -
                                             01/01 to    12/31/2000        1.00            .05(c)           -
                                             01/01 to    12/31/1999        1.00            .04(c)           -
                                             01/01 to    12/31/1998        1.00            .05(c)           -
                                             01/01 to    12/31/1997        1.00            .05(c)           -
                                    B        01/01 to    12/31/2001        1.00            .03(c)           -
                                             01/01 to    12/31/2000        1.00            .05(c)           -
                                             01/01 to    12/31/1999        1.00            .04(c)           -
                                             01/01 to    12/31/1998        1.00            .05(c)           -
                                             01/01 to    12/31/1997        1.00            .05(c)           -
                                    C        01/01 to    12/31/2001        1.00            .03(c)           -
                                             01/01 to    12/31/2000        1.00            .05(c)           -
                                             01/01 to    12/31/1999        1.00            .04(c)           -
                                             01/01 to    12/31/1998        1.00            .05(c)           -
                                             01/01 to    12/31/1997        1.00            .05(c)           -

                                 SELECTED PER SHARE DATA
                               (LOSS) INCOME FROM INVESTMENT OPERATIONS

                                 TOTAL FROM
                                 INVESTMENT
FUND NAME                        OPERATIONS

IVY BOND FUND                     $   .67
                                      .15
                                     (.57)
                                      -
                                     1.22
                                      .59
                                      .08
                                     (.65)
                                     (.08)
                                     1.14
                                      .58
                                      .08
                                     (.63)
                                     (.08)
                                     1.12
                                      .70
                                      .18
                                     (.57)
                                     (.03)
                                 ----------------------------------------------------
IVY MONEY MARKET FUND                 .03
                                      .05
                                      .04
                                      .05
                                      .05
                                      .03
                                      .05
                                      .04
                                      .05
                                      .05
                                      .03
                                      .05
                                      .04
                                      .05
                                      .05

(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.              $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.                        (i) Dividend includes a return of capital distribution of
(e) Commencement.                                               $0.01 per average share.
(f) Total return represents aggregate total return.             (j) The seven day and thirty day yield for Class A shares at
                                                                December 31, 2001 was 0.67% and 0.95%, respectively. The
na -- not applicable                                                seven day yield for Class B shares at December 31, 2001
                                                                    was 0.76% and the thirty day yield was 1.05%. The seven
                                                                    day yield for Class C shares at December 31, 2001 was
                                                                    0.50% and the thirty day yield was 0.66% (unaudited).

                                       68

                                       FINANCIAL HIGHLIGHTS (continued)

                 SELECTED PER SHARE DATA
                   LESS DISTRIBUTIONS
    DIVIDENDS
    FROM NET        DISTRIBUTIONS
   INVESTMENT            FROM               TOTAL
     INCOME         REALIZED GAINS      DISTRIBUTIONS

                        $ -                 $ .47
      $ .47(i)
                          -                   .55
        .55
                          -                   .68
        .68
                          -                   .68
        .68
                          -                   .80
        .80
                          -                   .41
        .41(i)
                          -                   .48
        .48
                          -                   .60
        .60
                          -                   .61
        .61
                          -                   .72
        .72
                          -                   .41
        .41(i)
                          -                   .48
        .48
                          -                   .61
        .61
                          -                   .61
        .61
                          -                   .70
        .70
                          -                   .48
        .48(i)
                          -                   .56
        .56
                          -                   .69
        .69
                          -                   .71
        .71
---------------------------------------------------------
                          -                   .03
        .03
                          -                   .05
        .05
                          -                   .04
        .04
                          -                   .05
        .05
                          -                   .05
        .05
                          -                   .03
        .03
                          -                   .05
        .05
                          -                   .04
        .04
                          -                   .05
        .05
                          -                   .05
        .05
                          -                   .03
        .03
                          -                   .05
        .05
                          -                   .04
        .04
                          -                   .05
        .05
                          -                   .05
        .05

                                       69

    FINANCIAL HIGHLIGHTS

                                          SELECTED PER SHARE DATA
                                                                                    RATIOS AND SUPPLEMENTAL DATA
                                                                                                        RATIO OF
                                       NET ASSET                             NET ASSETS,               EXPENSES TO
                                         VALUE,             TOTAL               END OF                 AVERAGE NET
                                         END OF             RETURN              PERIOD                 ASSETS WITH
FUND NAME                                PERIOD           (%)(A)(F)             (000)             REIMBURSEMENT (%)(B)

IVY BOND FUND                            $ 8.09              8.70 (h)          $ 36,401                     na
                                           7.89              1.89                52,305                     na
                                           8.29             (6.17)               69,249                     na
                                           9.54               -                 109,445                     na
                                          10.22             11.87               106,497                     na
                                           8.06              7.61                19,305                     na
                                           7.88              1.03                20,079                     na
                                           8.28             (6.97)               27,550                     na
                                           9.53              (.81)               42,166                     na
                                          10.22             11.12                18,499                     na
                                           8.08              7.51                 2,188                     na
                                           7.91              1.07                 2,726                     na
                                           8.31             (6.81)                3,928                     na
                                           9.55              (.81)               11,266                     na
                                          10.24             11.11                 6,580                     na
                                           8.12              9.07                   170                     na
                                           7.90              2.26                   192                     na
                                           8.28             (6.21)                  332                     na
                                           9.54              (.30)                  347                     na
                                    --------------------------------------------------------------------------------------
IVY MONEY MARKET FUND                      1.00              3.12                12,904                    .87
                                           1.00              5.37                20,394                    .85
                                           1.00              4.16                18,524                    .88
                                           1.00              4.51                19,103                    .87
                                           1.00              4.60                15,385                    .88
                                           1.00              3.19                 6,680                    .80
                                           1.00              5.35                 5,872                    .87
                                           1.00              4.30                 7,486                    .77
                                           1.00              4.59                 6,636                    .76
                                           1.00              4.77                 3,812                    .70
                                           1.00              3.10                   519                    .88
                                           1.00              5.65                 1,975                    .72
                                           1.00              4.14                   372                    .87
                                           1.00              4.55                   423                    .81
                                           1.00              4.78                   405                    .70

(a) Total return does not reflect a sales charge.               (g) Annualized.
(b) For 1997, total expenses include fees paid indirectly,      (h) Includes redemption fees added to Capital paid-in of
    if any, through an expense offset arrangement.              $0.01 per average shares outstanding for each of Emerging
(c) Net investment income (loss) is net of expenses                 Growth and Bond. Total return excluding redemption fees
reimbursed by Manager.                                          would have been (33.52%) and 8.55%, respectively.
(d) Based on average shares outstanding.                        (i) Dividend includes a return of capital distribution of
(e) Commencement.                                               $0.01 per average share.
(f) Total return represents aggregate total return.             (j) The seven day and thirty day yield for Class A shares at
                                                                December 31, 2001 was 0.67% and 0.95%, respectively. The
na -- not applicable                                                seven day yield for Class B shares at December 31, 2001
                                                                    was 0.76% and the thirty day yield was 1.05%. The seven
                                                                    day yield for Class C shares at December 31, 2001 was
                                                                    0.50% and the thirty day yield was 0.66% (unaudited).

                                       70

                                       FINANCIAL HIGHLIGHTS (continued)

                 RATIOS AND SUPPLEMENTAL DATA
         RATIO OF                RATIO OF
        EXPENSES TO           NET INVESTMENT
        AVERAGE NET           INCOME (LOSS)       PORTFOLIO
      ASSETS WITHOUT            TO AVERAGE        TURNOVER
   REIMBURSEMENT (%)(B)       NET ASSETS (%)      RATE (%)

                                   6.03               22
            1.41
                                   6.71               26
            1.62
                                   7.40               28
            1.52
                                   6.88               43
            1.39
                                   7.08               71
            1.47
                                   5.19               22
            2.25
                                   5.88               26
            2.45
                                   6.55               28
            2.36
                                   6.13               43
            2.13
                                   6.35               71
            2.21
                                   5.25               22
            2.18
                                   5.93               26
            2.40
                                   6.65               28
            2.26
                                   6.15               43
            2.12
                                   6.35               71
            2.20
                                   6.12               22
            1.32
                                   6.84               26
            1.49
                                   7.49               28
            1.43
                                   7.16(g)            43
            1.11(g)
--------------------------------------------------------------
                                   3.12(c)            na
            1.59
                                   5.38(c)            na
            1.52
                                   4.17(c)            na
            1.40
                                   4.50(c)            na
            1.42
                                   4.60(c)            na
            1.57
                                   3.19(c)            na
            1.52
                                   5.36(c)            na
            1.54
                                   4.28(c)            na
            1.29
                                   4.61(c)            na
            1.31
                                   4.77(c)            na
            1.39
                                   3.10(c)            na
            1.60
                                   5.51(c)            na
            1.39
                                   4.18(c)            na
            1.39
                                   4.56(c)            na
            1.36
                                   4.78(c)            na
            1.39

                                       71

                                    QUOTRON
                                    SYMBOLS
                                      AND
                                     CUSIP
                                    NUMBERS

            FUND                                                   SYMBOL               CUSIP
------------------------------------------------------------------------------------------------

Ivy Cundill Global Value Fund Class A                               (*)                465898880
Ivy Cundill Global Value Fund Class B                               (*)                465898799
Ivy Cundill Global Value Fund Class C                               (*)                465898781
Ivy Cundill Global Value Fund Class I                               (*)                465898773
Ivy Cundill Global Value Fund Advisor Class                         (*)                465898765

Ivy Developing Markets Fund Class A                                IVCAX               465897841
Ivy Developing Markets Fund Class B                                IVCBX               465897833
Ivy Developing Markets Fund Class C                                IVCCX               465897569
Ivy Developing Markets Fund Advisor Class                          IVCVX               465897163

Ivy European Opportunities Fund Class A                            IEOAX               465898815
Ivy European Opportunities Fund Class B                            IEOBX               465898823
Ivy European Opportunities Fund Class C                            IEOCX               465898831
Ivy European Opportunities Fund Class I                             (*)                465898849
Ivy European Opportunities Fund Advisor Class                      IEVOX               465898856

Ivy Global Fund Class A                                            MCGLX               465897742
Ivy Global Fund Class B                                            IVGBX               465897734
Ivy Global Fund Class C                                            IVGCX               465897593

Ivy Global Fund Advisor Class                                      IVGVX               465897239
Ivy Global Natural Resources Fund Class A                          IGNAX               465897429
Ivy Global Natural Resources Fund Class B                          IGNBX               465897411
Ivy Global Natural Resources Fund Class C                          IGNCX               465897395
Ivy Global Natural Resources Fund Advisor Class                    IGNVX               465897221

Ivy Global Science & Technology Fund Class A                       IVTAX               465897544
Ivy Global Science & Technology Fund Class B                       IVTBX               465897536
Ivy Global Science & Technology Fund Class C                       IVTCX               465897528
Ivy Global Science & Technology Fund Class I                       IVSIX               465897510
Ivy Global Science & Technology Fund Advisor Class                 IVTVX               465897213

Ivy International Fund Class A                                     IVINX               465903102
Ivy International Fund Class B                                     IVIBX               465903201
Ivy International Fund Class C                                     IVNCX               465897585
Ivy International Fund Class I                                     IVIIX               465897874
Ivy International Fund Advisor Class                                (*)                465898690

Ivy International Small Companies Fund Class A                     IYSAX               465897460
Ivy International Small Companies Fund Class B                     IYSBX               465897452
Ivy International Small Companies Fund Class C                     IYSCX               465897445
Ivy International Small Companies Fund Class I                     IYSIX               465897437
Ivy International Small Companies Fund Advisor Class               IYSVX               465897189

Ivy International Value Fund Class A                               IVIAX               465897353
Ivy International Value Fund Class B                               IIFBX               465897346
Ivy International Value Fund Class C                               IVIFX               465897338
Ivy International Value Fund Class I                                (*)                465897320
Ivy International Value Fund Advisor Class                         IVIVX               465897197

Ivy Pacific Opportunities Fund Class A                             IPOAX               465897866
Ivy Pacific Opportunities Fund Class B                             IPOBX               465897858
Ivy Pacific Opportunities Fund Class C                             IPOCX               465897643
Ivy Pacific Opportunities Fund Advisor Class                       IPOVX               465897270

Ivy Growth Fund Class A                                            IVYFX               466002102
Ivy Growth Fund Class B                                            IVYBX               466002201
Ivy Growth Fund Class C                                            IBYCX               465897627
Ivy Growth Fund Advisor Class                                      IVYVX               465897254

Ivy US Blue Chip Fund Class A                                      IBCAX               465898609
Ivy US Blue Chip Fund Class B                                      IBCBX               465898708
Ivy US Blue Chip Fund Class C                                      IBCCX               465898807
Ivy US Blue Chip Fund Class I                                      IBCIX               465898872
Ivy US Blue Chip Fund Advisor Class                                IBCVX               465898864

Ivy US Emerging Growth Fund Class A                                IVEGX               465897106
Ivy US Emerging Growth Fund Class B                                IVEBX               465897205
Ivy US Emerging Growth Fund Class C                                IVGEX               465897635
Ivy US Emerging Growth Fund Advisor Class                          IVEVX               465897262

Ivy Bond Fund Class A                                              MCFIX               465897791
Ivy Bond Fund Class B                                              IVBBX               465897783
Ivy Bond Fund Class C                                              IVBCX               465897668
Ivy Bond Fund Class I                                               (*)                465897775
Ivy Bond Fund Advisor Class                                        IVBVX               465897296

Ivy Money Market Fund Class A                                      IVMXX               465897684
Ivy Money Market Fund Class B                                      IVBXX               465897676
Ivy Money Market Fund Class C                                      IVCXX               465897551

(*)      No symbol assigned at time of printing

HOW TO RECEIVE MORE INFORMATION
ABOUT THE FUNDS

Additional information about the Funds and their investments is contained in each Fund's Statement of Additional Information dated April 30, 2002 (the
"SAI"), which is incorporated by reference into this Prospectus, and each Fund's annual and semiannual reports to shareholders. Each Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI and each Fund's annual and semiannual reports are available upon request and without charge from the Distributor at the following address and phone number:

Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111

Information about the Funds (including the SAI and each Fund's annual and semiannual reports) may also be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. (please call 1-202-942-8090 for further details). Reports and other information about the Funds are also available on
EDGAR Database on the SEC's Internet Website (www.sec.gov), and copies of this information may be obtained, upon payment of a copying fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the
SEC's Public Reference Section, Washington, D.C. 20549-6009 Investment Company
Act File No. 811-1028

IFPRO0402                                                   [IVY MACKENZIE LOGO]

        Supplement dated May 16, 2002 to Prospectus dated April 30, 2002

         On page 36 ("Portfolio Management"), the Ivy International Small
Companies Fund paragraph should be replaced with:

         The Fund is managed by the Henderson team. The Henderson team's investment process combines top down regional allocation with a bottom-up stock selection approach. Nitin Mehta, Henderson's Director of Mainstream
International Equities, is responsible for the Fund's regional allocations. Mr.
Mehta has 15 years of economic and investment experience and holds an MBA from the London Business School. He has been managing international equity funds with
Henderson for over seven years. Regional allocations are based on factors such as interest rates and current economic cycles, which are used to identify economies with relatively strong prospects for real economic growth. Individual stock selections are based on prospects for earnings growth.

Ivy Cundill Global Value Fund
Ivy Developing Markets Fund
Ivy European Opportunities Fund
Ivy Global Fund
Ivy Global Natural Resources Fund
Ivy Global Science & Technology Fund
Ivy International Fund
Ivy International Small Companies Fund
Ivy International Value Fund
Ivy Pacific Opportunities Fund
Ivy Growth Fund
Ivy US Blue Chip Fund
Ivy US Emerging Growth Fund
Ivy Bond Fund
Ivy Money Market Fund

Each, a series of Ivy Fund (the “Funds”)

Supplement Dated August 29, 2002 To Prospectus Dated April 30, 2002
(as supplemented on May 16, 2002)

Ivy Management, Inc. (“IMI”), which provides business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund, is a subsidiary of Mackenzie Investment Management Inc. (“MIMI”). MIMI has entered into a definitive agreement with Waddell & Reed Financial, Inc., (“Waddell & Reed”), a leading U.S. mutual fund firm, whereby Waddell & Reed will acquire MIMI’s entire operation, including IMI and Ivy Mackenzie Distributors, Inc., the Funds’ distributor.

Consummation of the transaction is subject to approval by the Board of Trustees of Ivy Fund, shareholders of the Funds and shareholders of MIMI, and certain other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of IMI and, therefore, constitute an assignment of the Funds’ business management and, for all Funds other than Ivy Global Natural Resources Fund, investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that IMI will seek approval of new agreements from the Board of Trustees of Ivy Fund and the shareholders of each Fund. The transaction is targeted to close in December 2002.

                              [IVY FUNDS LOGO]

                      Ivy Cundill Global Value Fund
                       Ivy Developing Markets Fund
                     Ivy European Opportunities Fund
                             Ivy Global Fund
                    Ivy Global Natural Resources Fund
                  Ivy Global Science & Technology Fund
                         Ivy International Fund
                 Ivy International Small Companies Fund
                      Ivy International Value Fund
                     Ivy Pacific Opportunities Fund
                             Ivy Growth Fund
                          Ivy US Blue Chip Fund
                       Ivy US Emerging Growth Fund
                              Ivy Bond Fund
                          Ivy Money Market Fund

                Each, a series of Ivy Fund (the "Funds")

  Supplement Dated December 23, 2002 To Prospectus Dated April 30, 2002
          (as supplemented on May 16, 2002 and August 29, 2002)

On December 16, 2002, Waddell & Reed Financial, Inc. ("Waddell & Reed"),  a
U.S. mutual fund  firm, completed its  acquisition of the entire  operation of Mackenzie  Investment  Management  Inc. Ivy  Management,  Inc.  ("IMI"),
which provides  business management services  to the  Funds and  investment advisory services  to all  Funds other  than Ivy  Global Natural  Resources
Fund, and  Ivy Mackenzie Distributors,  Inc., the  Funds' distributor,  are now indirect subsidiaries of Waddell & Reed.

Under the Investment  Company Act  of 1940, the  transaction resulted in  a change of control of IMI, and, therefore, constituted an assignment of  the
Funds' business  management  and,  for  all  Funds other  than  Ivy  Global
Natural  Resources  Fund,  investment  advisory  agreements  and,  for  Ivy
Cundill  Global  Value  Fund,  Ivy  European  Opportunities  Fund  and  Ivy
International Small Companies Fund, subadvisory agreements, which  resulted in a termination of those  agreements. At meetings of shareholders held  on
December  10,  2002,  shareholders  of  the  Funds  approved  new  business
management  and,  if   applicable,  investment   advisory  agreements   and
subadvisory agreements. The  new agreements are substantially identical  in all respects to the agreements in effect prior to December 16, 2002  except for the dates of execution and termination and other non-material  changes, with the exception of the new agreements between IMI, Henderson Global
Investors (North America) Inc. ("HGINA") and Henderson Investment Management
Ltd. ("Henderson") with respect to Ivy European Opportunities Fund and Ivy
International Small Companies Fund (the "New Henderson Agreements").  Under
the New Henderson Agreements, HGINA will act as subadviser to IMI for these two Funds.  Henderson, the two Funds' former subadviser, continues as a subadviser, but pursuant to a subadvisory agreement with HGINA instead of with IMI.  The New Henderson Agreements also increased the subadvisory fee rates that IMI pays to HGINA for the subadvisory services (although the overall advisory fee rates each of the two Funds pays for advisory services has not changed).  Under the New Henderson Agreements, IMI pays HGINA for its services a fee payable monthly at an annual rate of 0.45% of the first
$100,000,000 of net assets and 0.40% thereafter of the portion of each
Fund's average daily net assets managed by HGINA.  Henderson's existing portfolio management team continues to manage these two Funds.

The portions  of  the  "Portfolio  Management" section  of  the  Prospectus relating to the  portfolio manager  of the following  Funds are revised  as follows:

Ivy Developing Markets Fund, Ivy Global Fund, Ivy International Fund,  Ivy
International Value Fund  and Ivy Pacific  Opportunities Fund:  Thomas  A.
Mengel is primarily  responsible for the  management of the Ivy  Developing
Markets Fund, Ivy  Global Fund, Ivy  International Fund, Ivy  International
Value Fund  and Ivy  Pacific Opportunities Fund.  Mr. Mengel  has held  his responsibilities for these Funds  since December 17, 2002. Since May  1996,
Mr. Mengel has managed other investment companies for which Waddell &  Reed
Investment Management Company  ("WRIMCO"), an affiliate  of IMI, serves  as investment manager.  Mr. Mengel  is Senior  Vice  President of  IMI and  of
WRIMCO, Vice President of the Funds and Vice President of other  investment companies for which WRIMCO serves as investment manager.

Ivy Global Science  & Technology Fund:   Zachary F. Shafran is  primarily
responsible for  the management  of  the Ivy  Global Science  &  Technology
Fund. Mr. Shafran  has held  his Fund responsibilities  since December  17,
2002. Since  February  2001,  Mr.  Shafran  has  managed  other  investment companies for which  WRIMCO serves  as investment manager.  Mr. Shafran  is
Senior Vice President  of IMI and  of WRIMCO, Vice  President of the  Funds
and Vice President  of other investment  companies for which WRIMCO  serves as investment manager.  Mr. Shafran has served  as a portfolio manager  for
WRIMCO since  January 1996  and has  been  an employee  of WRIMCO  and  its predecessor since 1990.

Ivy Growth  Fund: Antonio  Intagliata is  primarily  responsible for  the management of  the  Ivy  Growth Fund.  Mr.  Intagliata  has held  his  Fund
responsibilities  since  December  17,  2002.  Since  November  1979,   Mr.
Intagliata has  managed  other  investment  companies  for  which  WRIMCO serves as investment  manager. Mr. Intagliata  is Senior Vice President  of
IMI and of WRIMCO, Vice President of the Funds and Vice President  of other investment companies for which  WRIMCO serves as investment manager.  Mr.
Intagliata has  served as the  portfolio manager  for investment  companies managed by WRIMCO and its predecessor  since February 1979 and has been  an employee of such since June 1973.

Ivy US Blue Chip Fund:  Paul P. Baran CFA , is  primarily responsible for the management of the Ivy US  Blue Chip Fund. Mr. Baran joined IMI in  June
1998 and has held his Fund  responsibilities since that time. He is  Senior
Vice President of IMI. From September 1987 to June 1998, Mr. Baran  was the
Chief Investment Officer of Central Fidelity National Bank.

Ivy US  Emerging  Growth  Fund:  Kimberly  A.  Scott  CFA,  is  primarily responsible for  the management  of the Ivy  US Emerging  Growth Fund.  Ms.
Scott has held  her Fund  responsibilities since December  17, 2002.  Since
February 2001,  Ms.  Scott has  managed  other investment  companies  for which WRIMCO  serves  as  investment  manager.  Ms. Scott  is  Senior  Vice
President of IMI,  Vice President  of WRIMCO, Vice  President of the  Funds
and Vice President of other investment companies for which WRIMCO  serves as investment  manager. Ms.  Scott  served as  an investment  analyst  with
WRIMCO from April  1999 to  February 2001. From  1994 to  1999, she was  an
equity analyst for Bartlett & Company.

Ivy Bond  Fund: James  C. Cusser CFA,  is primarily  responsible for  the
management  of  the   Ivy  Bond  Fund.  Mr.   Cusser  has  held  his   Fund
responsibilities since  December 17, 2002.  Since August  1992, Mr.  Cusser
has  managed  other  investment  companies  for  which  WRIMCO  serves   as
investment manager.  Mr. Cusser  is Senior  Vice  President of  IMI and  of
WRIMCO, Vice President of the Funds and Vice President of other  investment companies for which WRIMCO serves as investment manager.

Ivy Money Market  Fund: Mira Stevovich  CFA, is primarily responsible  for the management of the  Ivy Money Market Fund.  Ms. Stevovich has held her Fund responsibilities since  December 17, 2002.  Since May  1998, Ms.  Stevovich has managed  other  investment  companies  for  which  WRIMCO  serves  as investment manager. Ms.  Stevovich is  Senior Vice President  of IMI,  Vice
President of WRIMCO,  Vice President and  Assistant Treasurer of the  Funds
and Vice President and  Assistant Treasurer of other investment  companies for which WRIMCO  serves as investment  manager. Ms. Stevovich had  served as the  Assistant Portfolio  Manager for  investment  companies managed  by
WRIMCO and its predecessor since January  1989 and has been an employee  of such since March 1987.

                               [IVY LOGO]

                      Ivy Cundill Global Value Fund
                       Ivy Developing Markets Fund
                     Ivy European Opportunities Fund
                             Ivy Global Fund
                    Ivy Global Natural Resources Fund
                  Ivy Global Science & Technology Fund
                         Ivy International Fund
                      Ivy International Growth Fund
                 Ivy International Small Companies Fund
                      Ivy International Value Fund
                     Ivy Pacific Opportunities Fund
                             Ivy Growth Fund
                          Ivy US Blue Chip Fund
                       Ivy US Emerging Growth Fund
                              Ivy Bond Fund
                          Ivy Money Market Fund

                Each, a series of Ivy Fund (the "Funds")

  Supplement Dated January 10, 2003 To Prospectus Dated April 30, 2002
(as supplemented on May 16, 2002, August 29, 2002 and December 23, 2002)
     and To Statement of Additional Information Dated April 30, 2002
                 (as supplemented on December 23, 2002)

Until December  31, 2002, Ivy  Management, Inc.  ("IMI") provided  business management services to  the Funds and  investment advisory services to  all
Funds other than Ivy Global Natural Resources Fund.

On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell &
Reed Financial, Inc.  ("Waddell & Reed") and  a wholly owned subsidiary  of
Ivy Acquisition Corporation  ("IAC"), merged  with and into  IAC, a  wholly owned subsidiary of  Waddell &  Reed. IAC is  an SEC-registered  investment adviser with approximately  $1.6 billion in  assets under management as  of
December 31, 2002 (after  giving effect to the merger). Upon  effectiveness of the  merger, IAC  changed its  name  to Waddell  & Reed  Ivy  Investment
Company ("WRIICO").

Effective December  31,  2002,  WRIICO assumed  all  of IMI's  duties  with respect to the  Funds and began  providing business management services  to the Funds  and investment  advisory services to  all Funds  other than  Ivy
Global Natural Resources Fund.  The terms and conditions of the  agreements under which WRIICO  provides those  services to the  Funds are exactly  the same as  the terms  and conditions  of the  agreements in  effect prior  to
December 31, 2002 between the Funds and IMI. IMI employees or officers  who were serving  as  portfolio managers  of  the Funds  continue to  serve  as portfolio managers of the Funds after the merger, as employees or  officers of WRIICO. Each of the portfolio managers who was an employee or officer of
IMI has the same title with WRIICO as he or she had with IMI.

Effective December 31,  2002, Ivy Mackenzie Services, Inc. changed its name to Ivy Services, Inc.

Currently Deloitte & Touche LLP serves as the independent auditors to the
Funds, and Bell, Boyd & Lloyd LLC serves as counsel for the Funds and to the Independent Trustees.

                                [IVY LOGO]

                      Ivy Cundill Global Value Fund
                       Ivy Developing Markets Fund
                     Ivy European Opportunities Fund
                             Ivy Global Fund
                    Ivy Global Natural Resources Fund
                  Ivy Global Science & Technology Fund
                         Ivy International Fund
                 Ivy International Small Companies Fund
                      Ivy International Value Fund
                     Ivy Pacific Opportunities Fund
                             Ivy Growth Fund
                          Ivy US Blue Chip Fund
                       Ivy US Emerging Growth Fund
                              Ivy Bond Fund
                          Ivy Money Market Fund

                Each, a series of Ivy Fund (the "Funds")

  Supplement Dated February 6, 2003, To Prospectus Dated April 30, 2002
(as supplemented on May 16, 2002, August 29, 2002, December 23, 2002 and
                            January 10, 2003)

The following information replaces the disclosure regarding management of
Ivy International Small Companies Fund:

 The Fund is managed by the Henderson team. The Henderson team's investment process combines top-down regional allocation with a bottom-
 up stock selection approach. Simon Chisholm, Henderson's Associate
 Director of European Equities, is responsible for the Fund's regional allocations. Mr. Chisholm has more than nine years of investment experience and holds a BA degree in Business Studies from London
 Guildhall University. He has been managing international equity funds with Henderson since March of 2000. Regional allocations are based on factors such as interest rates and current economic cycles, which are used to identify economies with relatively strong prospects for real economic growth. Individual stock selections are based on prospects for earnings growth.

The following information replaces the disclosure regarding management of
Ivy US Blue Chip Fund:

 James D. Wineland is primarily responsible for the management of the Ivy
 US Blue Chip Fund. He has held his Fund responsibilities since February
 3, 2003. Since January 1988, Mr. Wineland has managed investment companies for which Waddell & Reed Investment Management Company, an affiliate of Waddell & Reed Ivy Investment Company, serves as investment manager.

Effective February 18, 2003, Class I shares of the Funds are closed to further investment.

                                  [IVY LOGO]

                              IVY BOND FUND
                       IVY DEVELOPING MARKETS FUND
                 IVY INTERNATIONAL SMALL COMPANIES FUND
                             IVY GLOBAL FUND
                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                             IVY GROWTH FUND
                          IVY US BLUE CHIP FUND
                      IVY US EMERGING GROWTH FUND
                              (the "Funds")

     Supplement Dated March 4, 2003 To Prospectus Dated April 30, 2002
    (as supplemented on May 16, 2002, August 29, 2002, December 23, 2002,
                    January 10, 2003 and February 6, 2003)

On January 21, 2003, the Board of Trustees of the Funds approved a proposal to reorganize each of the Funds into the corresponding Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of a Fund approve the proposal, all of the assets of the Fund will be transferred to the corresponding
Acquiring Fund, and shareholders of the Fund will receive shares of the corresponding Acquiring Fund in exchange for their shares. Shareholders of each Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held in early June, 2003. If approved at the special meeting, the reorganizations are proposed to take place in late June, 2003.
Shareholders of the Funds will be mailed more detailed information relating to the proposal in April, 2003.

     Funds                          Acquiring Funds
  Ivy Bond Fund                 Waddell & Reed Advisors Bond Fund

  Ivy Developing Markets Fund   Ivy Pacific Opportunities Fund

  Ivy Global Fund               W&R International Growth Fund
  Ivy International Small
     Companies Fund

  Ivy Global Science &          W&R Science and Technology Fund
     Technology Fund

  Ivy Growth Fund               Waddell & Reed Advisors Accumulative Fund

  Ivy US Blue Chip Fund         W&R Core Equity Fund

  Ivy US Emerging Growth Fund   W&R Mid-Cap Growth Fund